EXHIBIT 10.29
CONTRIBUTION AGREEMENT
between
ASHFORD HOSPITALITY LIMITED PARTNERSHIP,
a Delaware limited partnership
(the “Partnership”)
and
EADS ASSOCIATES LIMITED PARTNERSHIP,
a Virginia limited partnership
(the “Contributor”)
Property: Marriott Crystal City Gateway
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

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Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

EXHIBITS
Exhibit A	—	Land
Exhibit B	—	Title Cure Obligations
Exhibit C	—	Special Warranty Bill of Sale
Exhibit D	—	Special Warranty Deed
Exhibit E	—	Assignment and Assumption Agreement (of Operating Agreements, Leased Property Agreements and Off-Site Facility Agreements)
Exhibit F	—	Assignment and Assumption of Occupancy Agreements
Exhibit G	—	Intentionally Omitted
Exhibit H	—	Registration Rights Agreement
Exhibit I	—	Partnership Amendment
Exhibit J	—	Prospective Subscriber Questionnaire
Exhibit K	—	Prospective Power of Attorney and Limited Partner Signature Page
Exhibit L	—	Partnership Letter
Exhibit M	—	Lock-Up Agreement
Exhibit N	—	Pledge and Security Agreement
Exhibit O	—	Tax Reporting and Protection Agreement

SCHEDULES
Schedule 1	—	Intentionally Omitted
Schedule 2	—	Operating Agreements and Leased Property Agreements and Off-Site Facility Agreements
Schedule 3	—	Employment Agreements
Schedule 4	—	Occupancy Agreements
Schedule 5	—	Additional Defined Terms
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

CONTRIBUTION AGREEMENT
     THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made as of this 18th day of May, 2006, between ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Partnership”), and EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership (“Contributor”).
R E C I T A T I O N S:
     A. Contributor is the owner of that certain real property more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, being a 697-room hotel commonly known as the “Marriott Crystal City Gateway” hotel located at 1700 Jefferson Davis Highway in Arlington, Virginia (the “Hotel”).
     B. The Partnership is desirous of acquiring such hotel property from Contributor and Contributor is desirous of contributing such hotel property to the Partnership, for the consideration and upon the terms and conditions hereinafter set forth.
     NOW, THEREFORE, in consideration of premises and in consideration of the mutual covenants, promises and undertakings of the parties hereinafter set forth, and for other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged by the parties, it is agreed:
ARTICLE I
DEFINITIONS
     1.1 Definitions. The following terms shall have the indicated meanings:
          “Act of Bankruptcy” shall mean if a party hereto or any general partner thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability to pay its debts as they become due, (c) make a general assignment for the benefit of its creditors, (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, (g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or if a proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof, in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner, (2) the appointment of a receiver, custodian, trustee or liquidator for such party or general partner or all or any substantial part of its assets, or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

shall continue undismissed; or an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereafter in effect) judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) consecutive days.
          “Advance Bookings” shall mean reservations made by Contributor or its manager prior to Closing for Hotel rooms or meeting rooms to be utilized after Closing, or for catering services or other Hotel services to be provided after Closing, in the ordinary course of business.
          “Affiliate” of a Person shall mean (i) any other Person that is directly or indirectly (through one or more intermediaries) controlled by, under common control with, or controlling such Person, or (ii) any other Person in which such Person has a direct or indirect equity interest constituting at least a majority interest of the total equity of such other Person. For purposes of this definition, “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any Person or the power to veto major policy decisions of any Person, whether through the ownership of voting securities, by contract or otherwise.
          “Affiliated Company” means any other entity which is, along with Contributor, a member of a controlled group of corporations or a controlled group of trades or businesses (as defined in Section 414(b) or (c) of the Internal Revenue Code), any entity which, along with Contributor, is included in an affiliated service group as defined in Section 414(m) of the Internal Revenue Code, and any other entity which is required to be aggregated with Contributor pursuant to Treasury Regulations under Section 414(o) of the Internal Revenue Code.
          “Alcoholic Beverage Management Agreement” shall have the meaning as set forth in Section 6.9 hereof.
          “Applicable Laws” shall mean any applicable building, zoning, subdivision, environmental, health, safety or other governmental laws, statutes, ordinances, resolutions, rules, codes, regulations, orders or determinations of any Governmental Authority or of any insurance boards of underwriters (or other body exercising similar functions), or any restrictive covenants or deed restrictions affecting the Property or the ownership, operation, use, maintenance or condition thereof.
          “Assets” shall have the meaning given such term in Section 6.11 hereof.
          “Assignment and Assumption Agreement” shall mean one or more assignment and assumption agreements whereby Contributor (1) assigns and the Partnership and/or its property manager, lessee or other designee (as the Partnership shall specify) assumes the Operating Agreements, Leased Property Agreements and Off-Site Facility Agreements that have not been terminated prior to Closing in accordance herewith, to the extent of obligations thereunder which accrue and are applicable to periods from and after the Closing Date, and (2) assigns all of Contributor’s right, title and interest in and to the Intangible Personal Property for the Property, to the extent assignable.
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

          “Assignment of Occupancy Agreements” shall mean one or more assignment agreements, whereby Contributor assigns and the Partnership and/or its property manager, lessee or other designee (as the Partnership shall specify) assumes all of Contributor’s right, title and interest in and to the Occupancy Agreements, to the extent of obligations thereunder which accrue and are applicable to periods from and after the Closing Date.
          “Authorizations” shall mean all licenses, permits and approvals required by any governmental or quasi-governmental agency, body, department, commission, board, bureau, instrumentality or office, or otherwise appropriate with respect to the construction, ownership, operation, leasing, maintenance, or use of the Property or any part thereof.
          “Bill of Sale” shall mean that certain bill of sale conveying title to the Inventory, Tangible Personal Property and the Intangible Personal Property to the Partnership or the Partnership’s property manager, lessee or other designee (as the Partnership shall specify).
          “Broker” shall mean Molinaro Koger.
          “Class B Common Partnership Unit Return” shall mean, as to each Class B Common Partnership Unit that has not yet then been redeemed by the Partnership: (i) for the period commencing on the Closing Date and ending on the last day of the calendar quarter in which the Closing Date shall occur (the “Initial Period”), a cash distribution equal to $771,344.34, divided by the number of days in such calendar quarter, times the number of days in the Initial Period, divided by the number of Units issued to Contributor on the Closing Date, (ii) for the three-year period commencing on first day of the calendar quarter following the Initial Period and ending on the third anniversary of such date, a cumulative quarterly cash distribution equal to $771,344.34 divided by the number of Units issued to Contributor on the Closing Date and (iii) thereafter, a cumulative quarterly cash distribution equal to $814,390.78 divided by the number of Units issued to Contributor on the Closing Date. The foregoing amounts designated for the Class B Common Partnership Unit Return are based on the assumption that the full amount of the Net Contribution Value shall be paid in the form of Units pursuant to Section 2.2(b) of this Agreement. Therefore, in the event any portion of the Net Contribution Value is paid in the form of cash pursuant to Section 2.2(b)(i) of this Agreement, the foregoing amounts designated for the Class B Common Partnership Unit Return shall be reduced proportionately by the proportion to which the Net Contribution Value as reduced by such cash payment bears to the full amount of the Net Contribution Value. As an example, for illustrative purposes only, if the Net Contribution Value is $50 million and the amount of cash paid pursuant to Section 2.2(b)(i) is $5 million, the amount of Net Contribution Value to be paid in the form of Units thus becomes $45 million, and the resulting Class B Common Partnership Unit Return shall be equal to 90% of the amounts stated above for the Class B Common Partnership Unit Return (45 / 50 = 90%).
          “Closing” shall mean the Closing of the contribution of the Property to the Partnership pursuant to this Agreement and shall be deemed to occur on the Closing Date.
          “Closing Date” shall mean the date on which the Closing occurs.
          “Closing Documents” shall mean the documents defined as such in Section 7.1 hereof.
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

          “COBRA” shall have the meaning given such term in Section 6.7 hereof.
          “Code” shall have the meaning given such term in Section 10.1(a) hereof.
          “Common Stock” has the meaning given such term in the attached Exhibit H (form of Registration Rights Agreement).
          “Company” shall mean Ashford Hospitality Trust, Inc., a Maryland corporation.
          “Contribution Value” shall mean $100,000,000.00 payable in the manner described in Section 2.2 hereof, subject to any adjustments as set forth in Article VII of this Agreement.
          “Contributor’s Organizational Documents” shall mean the current partnership agreement and certificate of limited partnership of Contributor and its general partners, true and correct copies of which shall be provided to the Partnership prior to Closing.
          “Contributor Partner” shall have the meaning given such term in Section 4.6(a) hereof.
          “Covenants, Conditions and Restrictions” shall mean those covenants, conditions and/or restrictions binding, restricting or benefiting the Property which are set forth in the Title Commitment.
          “Deed” shall mean that certain deed conveying title to the Real Property with special warranty covenants of title from Contributor to the Partnership or the Partnership’s designee, and subject only to Permitted Title Exceptions. If there is any difference between the description of the Land, as shown on Exhibit A attached hereto and the description of the Land as shown on the Survey, the description of the Land to be contained in the Deed and the description of the Land set forth in the Title Commitment shall conform to the description shown on the Survey.
          “Deposit” shall mean all amounts deposited from time to time with Escrow Agent by the Partnership pursuant to Section 2.3 hereof, plus all interest or other earnings that may accrue thereon. All cash Deposits shall be invested by Escrow Agent in a commercial bank or banks acceptable to the Partnership at money market rates, or in such other investments as shall be approved in writing by Contributor and the Partnership. The Deposit shall be held and disbursed by Escrow Agent in strict accordance with the terms and provisions of this Agreement.
          “Effective Date” shall have the meaning given such term in Section 11.18(e) hereof.
          “Employment Agreements” shall mean all employment agreements, written or oral, between Contributor and the persons employed with respect to the Property.
          “Escrow Agent” shall mean Chicago Title Insurance Company, 830 East Main St.,. Richmond, Virginia 23219, Attn: Lou Scott.
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

          “Existing Lien” shall mean that certain loan in the original principal amount of $64,000,000.00 held by Morgan Guaranty Trust Company of New York (“Lender”) and secured by a deed of trust lien on the Property.
          “Financial Information” shall mean the financial information defined as such in Section 3.13 hereof.
          “FIRPTA Certificate” shall mean the affidavit of Contributor under Section 1445 of the Internal Revenue Code, as amended, certifying that Contributor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and regulations promulgated thereunder), in form and substance satisfactory to the Partnership.
          “Governmental Authority” shall mean any federal, state, county, municipal or other government or any governmental or quasi-governmental agency, department, commission, board, bureau, officer or instrumentality, foreign or domestic, or any of them.
          “Hotel” shall mean the hotel and related amenities located on the Land.
          “Improvements” shall mean the Hotel and all other buildings, improvements, fixtures and other items of real estate located on the Land.
          “Inspection Agreement” shall mean that certain Exclusivity and Inspection Agreement dated February 21, 2006, executed by and between Contributor and the Partnership.
          “Insurance Policies” shall mean all policies of insurance maintained by or on behalf of Contributor pertaining to the Property, its operation, or any part thereof.
          “Intangible Personal Property” shall mean all intangible personal property owned or possessed by Contributor, if any, and used in connection with the ownership, operation, leasing, occupancy or maintenance of the Property, including, without limitation, (1) the Authorizations, (2) telephone numbers, TWX numbers, post office boxes, Warranties and Guaranties, signage rights, utility and development rights and privileges, general intangibles, business records, site plans, surveys, environmental and other physical reports, plans and specifications pertaining to the Real Property and the Personal Property, (3) any unpaid award for taking by condemnation or any damage to the Land by reason of a change of grade or location of or access to any street or highway, (4) the share of the Rooms Ledger determined under Section 7.6 hereof, and (5) all websites and domains used for the Hotel, including access to the FTP files of the websites to obtain website information and content pertaining to the Hotel, excluding (a) any of the aforesaid rights the Partnership elects not to acquire, (b) Contributor’s cash on hand, in bank accounts and invested with financial or other institutions and (c) accounts receivable except for the above described share of the Rooms Ledger.
          “Inventory” shall mean all tangible personal property described in Section 7.7 hereof.
          “Land” shall mean that certain parcel of real estate more particularly described on Exhibit A attached hereto, together with all easements, rights, privileges, remainders, reversions
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Contributor therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.
          “Leased Property” shall mean all leased items of Tangible Personal Property.
          “Leased Property Agreements” shall mean the lease agreements pertaining to the Leased Property.
          “Lender” shall mean the current holder of the Existing Lien.
          “Lock-Up Agreement” shall mean the Lock-Up Agreement in the form of Exhibit M attached hereto.
          “Lock-Up Period” shall have the meaning given such term in Section 6.15 hereof.
          “Management Agreement” shall mean a management agreement to be dated effective as of the Closing Date, by and between the Partnership or its designee, as owner, and Marriott, as manager.
          “Marriott” shall mean Marriott International, Inc. or one of its Affiliates.
          “Marriott Lease” shall collectively mean that certain Lease Agreement — Crystal Gateway Marriott Hotel dated April 27, 1984, executed by Eads Associates, as owner, and Marriott Corporation, as tenant, as first amended by the same parties by Statement of Clarification and Amendment to Lease dated December 1, 1983, as subsequently amended by the same parties by Second Amendment to Lease dated August 6, 1986, as thereafter amended by Third Amendment to Lease dated March 1, 1989, executed by Eads Associates Limited Partnership, as owner, and Marriott Corporation, as tenant, and as finally amended by Fourth Amendment to Lease dated November 4, 1993, by Eads Associates Limited Partnership, as owner, and Marriott Hotel Services, Inc., as tenant.
          “Net Contribution Value” shall have the meaning given such term in Section 2.2(a).
          “Occupancy Agreements” shall mean all leases, concession or occupancy agreements in effect with respect to the Real Property under which any tenants (other than Hotel guests) or concessionaires occupy space upon the Real Property.
          “Off-Site Facility Agreements” shall mean those easements, leases, contracts and agreements pertaining to facilities not located on the Property but which the Partnership deems necessary, beneficial or related to the operation of the Hotel including, without limitation, use agreements for local golf courses, parking contracts or leases, garage contracts or leases, skybridge easements, tunnel easements, utility easements, and storm water management agreements.
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

          “Operating Agreements” shall mean all service, supply and maintenance contracts, if any, in effect with respect to the Property and all other contracts (other than the Occupancy Agreements, Management Agreement, Off-Site Facility Agreements and the Employment Agreements) that affect the Property or are otherwise related to the construction, ownership, operation, occupancy or maintenance of the Property.
          “Owner’s Title Policy” shall mean an owner’s policy of title insurance issued to the Partnership by the Title Company, pursuant to which the Title Company insures the Partnership’s ownership of fee simple title to the Real Property (including the marketability thereof) subject only to Permitted Title Exceptions. The Owner’s Title Policy shall insure the Partnership in the amount of the Contribution Value and shall be acceptable in form and substance to the Partnership. The Partnership may require such deletions of standard exceptions and such title endorsements as are legally available and customarily required by institutional investors purchasing property comparable to the Property in the State where the Property is situated. The description of the Land in the Owner’s Title Policy shall be by courses and distances or by reference to a legal, subdivided lot and shall be identical to the description shown on the Survey.
          “Partnership Agreement” shall mean the Second Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, a Delaware limited partnership, dated as of April 6, 2004, as the same has been and may be amended from time to time.
          “Partnership Amendment” shall have the meaning given such term in Section 4.6(a) hereof.
          “Partnership’s Objections” shall mean the objections defined as such in Section 2.4(d) hereof.
          “Permitted Title Exceptions” shall mean the Existing Lien and those exceptions to title to the Real Property that are satisfactory to the Partnership as determined pursuant to Section 2.4(d) hereof.
          “Per Share Price” shall have the meaning given such term in Section 2.2(b) hereof.
          “Person” shall mean an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Authority.
          “Personal Property” shall mean collectively the Tangible Personal Property and the Intangible Personal Property, but shall not include any property located on the Property which is owned by Contributor’s property manager.
          “Pledge Agreement” shall mean the Pledge Agreement in the form of Exhibit N attached hereto.
          “Pledged Units” shall have the meaning as set forth in Section 6.16 hereof.
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

          “Power of Attorney and Limited Partner Signature Page” shall mean a limited partner signature page in the form of Exhibit K attached hereto.
          “Property” shall mean collectively the Real Property, the Inventory, the Tangible Personal Property and the Intangible Personal Property.
          “Prospective Subscriber Questionnaire” shall mean the Prospective Subscriber Questionnaire in the form of Exhibit J attached hereto.
          “Protected Period” shall have the meaning given such term in Section 10.1(a) hereof.
          “Real Property” shall collectively mean the Land and the Improvements.
          “Registration Rights Agreement” shall mean a Registration Rights Agreement in the form attached hereto as Exhibit H.
          “REIT” shall have the meaning given such term in Section 8.5 hereof.
          “Rooms Ledger” shall mean the final night’s room revenue (revenue from rooms occupied as of 6:00 a.m. on the Closing Date, exclusive of food, beverage, telephone and similar charges which shall be retained by Contributor), including any sales taxes, room taxes or other taxes thereon.
          “SEC Documents” shall mean all documents and agreements required to be filed by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.
          “Survey” shall mean the survey defined as such in and prepared pursuant to Section 2.4(d) hereof.
          “Tangible Personal Property” shall mean the items of tangible personal property consisting of all furniture, fixtures, equipment, machinery, Inventory and other personal property of every kind and nature (including cash-on-hand and petty cash funds) located on or used or useful in the operation of the Hotel and owned by Contributor, including, without limitation, Contributor’s interest as lessee with respect to any such Tangible Personal Property.
          “Tax Authority” means any state or local government, or agency, instrumentality or employee thereof, charged with the administration of any law or regulation relating to Taxes.
          “Tax Protection and Reporting Agreement” shall have the meaning set forth in Section 7.2(t) hereof.
          “Tax Return” means all returns, declarations, reports, estimates, information returns and statements required to be filed in respect of any Taxes.
          “Taxable Event” shall have the meaning given such term in Section 10.1(a) hereof.
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

          “Third Party Consents” shall have the meaning given such term in Section 5.1(h) hereof.
          “Title Commitment” shall mean the title commitment and exception documents defined as such in Section 2.4(d) hereof.
          “Title Company” shall mean Escrow Agent on behalf of Chicago Title Insurance Company or other title insurance underwriter selected by the Partnership.
          “UCC Reports” shall mean the reports defined as such in Section 2.4(d) hereof.
          “Units” shall mean “Class B Common Partnership Units” of the Partnership, the preferences, priorities, rights and entitlements thereof to be more particularly defined in a Partnership Amendment as:
“a fractional, undivided share of the Class B Common Partnership Interests of all Partners issued hereunder, each of which Class B Common Partnership Unit shall be treated as a Common Partnership Unit for all purposes of this Agreement and shall be subject to the same rights, privileges, qualifications, limitations and other characteristics as a Common Partnership Unit and all references to Class B Common Partnership Units in this Agreement shall be deemed to be references to Common Partnership Units as well as Class B Common Partnership Units, except, in each case, (i) in lieu of receiving distributions by the Partnership to holders of Common Partnership Units, each holder of a Class B Common Partnership Unit shall be entitled to the payment of the Class B Common Partnership Unit Return; (ii) the Class B Common Partnership Unit Return shall have priority over the payment of any cash distribution with respect to a Common Partnership Unit pursuant to Section 8.1(a) of the Partnership Agreement (while still being junior in priority to the payment of any cash distribution with respect to a Preferred Unit); and the Partnership or holder of the Class B Common Partnership Unit shall have the right to redeem or cause the redemption of the Class B Common Partnership Units, in whole or in part, from time to time, at any time after the tenth (10th) anniversary of the Closing Date, in exchange for an equivalent number of Common Units.”
          “Utilities” shall mean public sanitary and storm sewers, natural gas, telephone, public water facilities, electrical facilities and all other utility facilities and services necessary or appropriate for the operation and occupancy of the Property as a hotel.
          “Warranties and Guaranties” shall mean all warranties and guaranties relating to the Improvements or the Tangible Personal Property or any part thereof.
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

ARTICLE II
CONTRIBUTION; DEPOSIT; PAYMENT
OF CONTRIBUTION VALUE; STUDY PERIOD; REIMBURSEMENT FOR CAPITAL EXPENDITURES
     2.1 Contribution. Contributor agrees to contribute and the Partnership agrees to acquire the Property for the Contribution Value and in accordance with and subject to the other terms and conditions set forth herein.
     2.2 Payment of Contribution Value. The Contribution Value shall be paid to Contributor in the following manner:
          (a) The Contribution Value shall be adjusted as set forth in Article VII of this Agreement, and the Partnership shall receive a credit against the adjusted Contribution Value in an amount equal to the outstanding principal balance of the Existing Lien as of the Closing Date (such adjusted and credited Contribution Value, the “Net Contribution Value”). At Closing, the Partnership shall assume the outstanding principal balance of the Existing Lien as of the Closing Date.
          (b) The Net Contribution Value shall be paid in the form of (i) a cash amount of up to Five Million and No/100 Dollars ($5,000,000.00) to the extent requested in writing by Contributor and agreed to by the Partnership, to be allocated to one or more Contributor Partners in order to reduce the number of Contributor Partners who might otherwise receive Units pursuant to the following clause, and (ii) Units issued directly to Contributor, or at the option of the Contributor, the Contributor Partners provided any such Contributor Partner receiving Units satisfies the criteria set forth in Section 4.6(b) of this Agreement with respect to a transfer of Units, the number of which shall be the quotient (rounded to the nearest whole number) resulting from the Net Contribution Value (less any amount of cash paid pursuant to clause (i) of this sentence) divided by the “Per Share Price”. “Per Share Price” means $11.20.
     2.3 Deposit. Within two (2) business days after the execution hereof by both Contributor and the Partnership and as a condition precedent to the effectiveness of this Agreement, the Partnership shall deliver to Escrow Agent a wire transfer or check in the sum of Five Million and No/100 Dollars ($5,000,000.00), the proceeds of which wire transfer or check Escrow Agent shall deposit and invest in an interest bearing account at a financial institution acceptable to the Partnership or as otherwise agreed to in writing by Contributor and the Partnership. Escrow Agent shall hold and invest the Deposit pursuant to the terms, conditions and provisions of this Agreement. All accrued interest on the Deposit shall become part of the Deposit. The Deposit shall be either (a) returned to the Partnership on the Closing Date upon a successful closing (or applied against any cash payments required of the Partnership at Closing pursuant to this Agreement, as shall be reflected on the Closing Statement), (b) returned to the Partnership pursuant to the terms of this Agreement, or (c) paid to Contributor pursuant to the terms of this Agreement. For purposes of reporting earned interest with respect to the Deposit, the Partnership’s Federal Tax Identification Number is 20-0110897, and Contributor’s Federal Tax Identification Number is 52-1159237.
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

     2.4 Inspection.
          (a) The Partnership and the Partnership’s potential lessee or manager shall have the right until Closing to enter upon the Real Property upon one (1) business day notice to Contributor and to perform, at the Partnership’s expense, such economic, surveying, engineering, topographic, environmental, marketing and other tests, studies and investigations as the Partnership and the Partnership’s potential lessee may deem appropriate; provided, however, that no borings, drillings or samplings shall be done at the Property without Contributor’s prior written consent. The Partnership agrees to not interfere unreasonably with Contributor’s or Marriott’s operations at the Property. Any entry upon the Property shall be during normal business hours. The Partnership shall fully comply with all governmental laws applicable to its investigations and furnish to Contributor, at no cost or expense to Contributor, copies of all surveys, soil test results, engineering, environmental and other studies and reports relating to its tests and investigations promptly after the Partnership’s receipt of same if requested by Contributor.
          (b) Until the Closing, Contributor shall make available to the Partnership, its agents, auditors, engineers, attorneys, potential lessees and other designees, for inspection and/or copying, copies of all existing architectural and engineering studies, surveys, title insurance policies, zoning and site plan materials, correspondence, environmental audits and reviews, books, records, tax returns, bank statements, financial statements, advance reservations and room bookings and function bookings, rate schedules and any and all other materials or information relating to the Property which are in, or come into, Contributor’s possession or control or are otherwise reasonably available to Contributor.
          (c) The Partnership shall indemnify and defend Contributor against any loss, damage, claim and expenses (including, without limitation, reasonable attorneys’ fees and disbursements), suffered or incurred by Contributor and arising out of or in connection with (i) the Partnership’s entry upon the Property, (ii) any tests or investigations or other activities conducted thereon by the Partnership, (iii) any liens or encumbrances filed or recorded against the Property as a consequence of the Partnership’s tests or investigations. The Partnership shall maintain or cause to be maintained, at the Partnership’s expense, a policy of comprehensive general public liability insurance, with a broad form contractual liability endorsement covering the Partnership’s indemnification obligations contained in this Section 2.4(c), and with a combined single limit of not less than $2,000,000 per occurrence for bodily injury and property damage insuring the Partnership and Contributor, as additional insureds, against any injuries or damages to persons or property that may result from or are related to any entry onto the Property by the Partnership or any tests or investigations conducted thereon by or on behalf of the Partnership, which insurance shall be on an “occurrence form” and otherwise in such form and with an insurance company reasonably acceptable to Contributor and deliver a copy of a certificate or binder of such insurance to Contributor prior to the first entry on the Property. In no event shall any of its activities undertaken by the Partnership result in any liens, judgments or other encumbrances being filed or recorded against the Property, and the Partnership shall, at its sole cost and expense, promptly discharge of record any such liens or encumbrances that are so filed or recorded (including, without limitation, liens for services, labor or materials furnished). The Partnership, at its own expense, shall restore any damage to the Property caused by any of the tests or studies made by the Partnership unless arising from the negligent or willful acts of
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

Contributor or any of its agents, contractors or employees. This provision shall survive any termination of this Agreement and a closing of the transaction contemplated hereby.
          (d) The Partnership acknowledges receipt of (a) a Survey of the Land and the Improvements, prepared by a Surveyor licensed to practice as such in the State where the Land is located and reasonably acceptable to the Partnership, (b) a current title insurance commitment issued by the Title Company covering the Real Property, together with legible copies of all documents identified in such title insurance commitment as exceptions to title (collectively, the “Title Commitment”), and (c) reports of searches of the Uniform Commercial Code records of both the county and State in which the Property is located and the state of Contributor’s formation (collectively, the “UCC Reports”) with respect to the state of title to the Property. Contributor shall cure and cause to be removed from the Title Commitment, on or before Closing, the matters described on Exhibit B attached hereto. Contributor shall not, after the date of this Agreement, subject the Real Property to or permit or suffer to exist any liens, encumbrances, covenants, conditions, restrictions, easements or other title matters or seek any zoning changes or take any other action which may affect or modify the status of title without the Partnership’s prior written consent. All title matters revealed by the Title Commitment, UCC Reports and Survey (other than those set forth on Exhibit B) shall be deemed Permitted Title Exceptions.
     2.5 Reimbursement for Capital Expenditures. In addition to the payment of the Net Contribution Value in accordance with Section 2.2 (b) above, at Closing the Partnership shall (i) reimburse the Contributor in cash for certain capital expenditures with respect to the Property in the aggregate amount of $7,191,326.00 that were incurred by the Contributor during the two-year period preceding Closing, and (ii) assume and pay on account of the Contributor’s capital expenditure obligation due Vornado Realty Trust (“Vornado”), or its designee, the sum of $1,650,000 for termination of the consulting agreement between the Contributor and Vornado.
ARTICLE III
CONTRIBUTOR’S REPRESENTATIONS AND WARRANTIES
     To induce the Partnership to enter into this Agreement and to purchase the Property, and to pay the Contribution Value therefor, Contributor hereby makes the following representations and warranties with respect to the Property, upon each of which Contributor acknowledges and agrees that the Partnership is entitled to rely and has relied:
     3.1 Organization and Power. Contributor is a limited partnership, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all requisite powers and all governmental licenses, authorizations, consents and approvals to carry on its business as now conducted and to enter into and perform its obligations hereunder and under any document or instrument required to be executed and delivered on behalf of Contributor hereunder.
     3.2 Authorization and Execution. This Agreement has been duly authorized by all necessary action on the part of Contributor, has been duly executed and delivered by Contributor, constitutes the valid and binding agreement of Contributor and is enforceable in accordance with
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its terms. There is no other person or entity who has an ownership interest in the Property or whose consent is required in connection with Contributor’s performance of its obligations hereunder. The person executing this Agreement on behalf of Contributor has the authority to do so.
     3.3 Non-contravention. The execution and delivery of, and the performance by Contributor of its obligations under, this Agreement do not and will not contravene, or constitute a default under, any provision of Applicable Law or regulation, Contributor’s Organizational Documents or any agreement, judgment, injunction, order, decree or other instrument binding upon Contributor or to which the Property is subject, or result in the creation of any lien or other encumbrance on any asset of Contributor. There are no outstanding agreements (written or oral) pursuant to which Contributor (or any predecessor to or representative of Contributor) has agreed to sell or has granted an option or right of first refusal to purchase the Property or any part thereof.
     3.4 Title To Real Property. Contributor is the sole owner of fee simple absolute title to the Real Property.
     3.5 No Special Taxes. Contributor has no knowledge of, nor has it received any notice of, any special taxes or assessments relating to the Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property.
     3.6 Compliance with Existing Laws. To Contributor’s knowledge, Contributor has not misrepresented or failed to disclose any material relevant fact in obtaining and maintaining any and all required Authorizations. Contributor has no knowledge, nor has it received written notice from applicable governmental authorities within the past three (3) years, of any existing or threatened violation of any provision of any Applicable Laws including, but not limited to, those of environmental agencies or insurance boards of underwriters with respect to the ownership, operation, use, maintenance or condition of the Property or any part thereof, or requiring any repairs or alterations to the Property other than those that have been made prior to the date hereof. Contributor has no knowledge, nor has it received notice within the past three (3) years, of any existing or threatened violation of any restrictive covenants or deed restrictions affecting the Property.
     3.7 Personal Property and Inventory. All of the Personal Property being conveyed by Contributor hereunder are free and clear of all liens and encumbrances except for the Existing Lien and those which will be discharged by Contributor at Closing, and Contributor has good and merchantable title thereto and the right to convey same in accordance with the terms of this Agreement.
     3.8 Operating Agreements/Off-Site Facility Agreements/Leased Property Agreements. To Contributor’s knowledge, Contributor is not a party to any management, service, supply or maintenance contracts in effect with respect to the Property other than the Operating Agreements, Leased Property Agreements and Off-Site Facility Agreements, listed on Schedule 2 attached hereto. To Contributor’s knowledge, Marriott has performed all of its obligations under each of the Operating
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Agreements, Leased Property Agreements and Off-Site Facility Agreements to which it is a party. To Contributor’s knowledge, all other parties to the Operating Agreements, Leased Property Agreements and Off-Site Facility Agreements have performed all of their obligations thereunder in all material respects, and are not in default thereunder in any material respect. Contributor has received no notice of any intention by any of the parties to any of the Operating Agreements, Leased Property Agreements or Off-Site Facility Agreements to cancel the same, nor has Contributor canceled any of same. Contributor has provided to the Partnership a true, correct and complete copy of each of the Operating Agreements, Leased Property Agreements and Off-Site Facility Agreements.
     3.9 Insurance. To Contributor’s knowledge, all of the Insurance Policies are valid and in full force and effect and are in compliance with all requirements or recommendations of the insurance carriers of the Insurance Policies.
     3.10 Condemnation Proceedings; Roadways. Contributor has received no notice of any condemnation or eminent domain proceeding pending or threatened against the Property or any part thereof. Contributor has no knowledge of any change or proposed change in the route, grade or width of, or otherwise affecting, any street, creek or road adjacent to or serving the Real Property.
     3.11 Actions or Proceedings. There is no action, suit or proceeding pending or known to Contributor to be threatened against or affecting Contributor or the Property, or to Contributor’s knowledge, Marriott, in any court, before any arbitrator or before or by any Governmental Authority which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which Contributor is a party or by which it is bound and that is or is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of Contributor or the Property, (c) could materially and adversely affect the ability of Contributor to perform its obligations hereunder, or under any document to be delivered pursuant hereto, (d) could create a lien on the Property, any part thereof or any interest therein, (e) concerns any past or present employee of Contributor or its managing agent or Marriott or (f) could otherwise adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof.
     3.12 Labor and Employment Matters. To Contributor’s knowledge, Contributor is not a party to any oral or written employment contracts or agreements with respect to the Property other than the Employment Agreements. Schedule 3 is a complete list of the Employment Agreements. To Contributor’s knowledge, no party is in default under any Employment Agreement. To Contributor’s knowledge, there are no labor disputes or organizing activities pending or threatened against Contributor or Marriott as to the operation or maintenance of the Property or any part thereof. Neither Contributor nor to its knowledge Marriott is a party to any union or other collective bargaining agreement with employees employed in connection with the ownership, operation or maintenance of the Property, except for those described on Schedule 3.
     3.13 Financial Information and Submission Matters. To Contributor’s knowledge, all of the financial information, including, without limitation, all books and records and financial statements delivered to the Partnership (“Financial Information”) is correct and complete in all material respects and presents accurately the results of the operations of the Property for the periods indicated. Since the date of the last financial statement included in the Financial Information, there has been no material adverse change in the financial condition of the Contributor.
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     3.14 Bankruptcy. No Act of Bankruptcy has occurred with respect to Contributor.
     3.15 As-Is; Where-Is. Except as specifically provided in this Agreement, Contributor makes no covenant, representation or warranty as to the suitability of the Property for any purpose whatsoever or as to the physical condition of the Property or relating to its environmental (including any laws concerning the presence of oil or hazardous materials) condition or status (including handicap access and compliance with laws benefiting the disabled). Except as specifically provided in this Agreement, the Property is being conveyed “AS IS”, “WHERE IS”, “WITH ALL FAULTS” and “SUBJECT TO ALL DEFECTS,” AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED.
     Except as otherwise expressly stated herein, no materials provided to the Partnership by Contributor pursuant to the terms of the Inspection Agreement are a representation or warranty as to any matter contained therein. To Contributor’s knowledge, Contributor is unaware of any inaccuracies in any such materials provided to the Partnership.
     Except as otherwise expressly stated in this Agreement, Contributor is not bound in any manner by express or implied warranties, guaranties, promises, statements, representations or information pertaining to the Property as to its physical condition, compliance with laws, permits, licenses, space leases, rents, income, cash flow, gross income, net income, profits, earnings, occupancies, expenses and operations, or any other matter or thing, except as specifically set forth in this Agreement. In addition, except as otherwise expressly stated in this Agreement, Contributor is not bound or liable in any manner by any verbal or written statements, representations or any information pertaining to the Property, or claimed to have been furnished by any person or party, agent, contractor, engineer, consultant, broker or employee of Contributor.
     3.16 Occupancy Agreements. To Contributor’s knowledge, there are no leases, concessions or occupancy agreements to which Contributor is a party in effect with respect to the Real Property other than the Occupancy Agreements listed on Schedule 4 attached hereto. Except as specifically provided in the Occupancy Agreements, to Contributor’s knowledge, no tenant or concessionaire is entitled to any rebates, allowances, free rent or rent abatement for any period after the Closing of the transaction contemplated hereby. Contributor has received no notice of any intention by any of the parties to any of the Occupancy Agreements to cancel the same, nor has Contributor canceled any of same. To Contributor’s knowledge, to the extent that any of the Occupancy Agreements call for security, such security remains on deposit with Marriott, and has not been applied towards any payment due under said Occupancy Agreements. Contributor has not received any advance rent or advance compensation under any of said Occupancy Agreements in excess of one month. No brokerage commissions or compensation of any kind shall be due in connection with the Occupancy Agreements, and the rents or revenues to be derived therefrom. To Contributor’s knowledge, no party is in default under any Occupancy Agreements. To Contributor’s knowledge, Contributor and Marriott have performed all obligations required of them under all of the Occupancy Agreements and there remain no
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unfulfilled obligations of Contributor or Marriott (as applicable) under the Occupancy Agreements. To Contributor’s knowledge, no tenant has given notice of its intention to institute litigation with respect to any Occupancy Agreement.
     3.17 Utilities. To Contributor’s knowledge, all Utilities required for the operation of the Property as presently conducted either enter the Property through adjoining streets, or they pass through adjoining land, do so in accordance with valid public easements or irrevocable private easements, and all of said Utilities are installed and operating and all installation and connection charges therefor have been paid in full.
     3.18 No Commitments. To Contributor’s knowledge, no commitments have been made to any Governmental Authority, utility company, school board, church or other religious body, or any homeowners’ association or any other organization, group or individual, relating to the Property which would impose an obligation upon the Partnership to make any contribution or dedication of money or land or to construct, install or maintain any improvements of a public or private nature on or off the Property.
     3.19 Contributor Is Not a “Foreign Person”. Contributor is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code, as amended (i.e., Contributor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person as those terms are defined in the Internal Revenue Code and regulations promulgated thereunder).
     3.20 No Other Property Interests. There are no property interests, buildings, structures or other improvements or personal property that are owned by Contributor which are necessary for the operation of the Hotel that are not being conveyed pursuant to this Agreement, except as listed on Schedule ___attached hereto.
     3.21 Investment Representations and Warranties. Contributor represents, warrants and covenants as follows:
          (a) Contributor is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act. Contributor understands the risks of, and other considerations relating to, the purchase of the Units. Contributor, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in the Units, (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type, (ii) is capable of evaluating the merits and risks of an investment in the Partnership and of making an informed investment decision, (iii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and (iv) is capable of bearing the economic risk of such investment.
          (b) The Units to be issued to Contributor will be acquired by Contributor for its own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, other than the potential distribution of the Units to the partners of Contributor following the expiration of the Lock-Up Period provided in Section 6.15 of this Agreement.
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          (c) Contributor acknowledges that (i) the Units to be issued to Contributor have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws, (ii) the Partnership’s reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Contributor contained herein, (iii) such Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws (unless an exemption from registration is available), (iv) there is no public market for such Units, and (v) the Partnership has no obligation or intention to register such Units for resale under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. Contributor hereby acknowledges that because of the restrictions on transfer or assignment of such Units to be issued hereunder (such restrictions on transfer or assignment being set forth in this Agreement and the Partnership Agreement), Contributor may have to bear the economic risk of the investment commitment evidenced by this Agreement and any Units purchased hereby for an indefinite period of time, although (x) Units may be redeemed at the request of the holder thereof for cash or (at the option of the general partner of the Partnership) for Common Stock of Company pursuant to the terms of the Partnership Agreement at any time after expiration of the applicable Lock-Up Period (which redemption rights may be limited or modified pursuant to the terms of the Partnership Agreement) and (y) Company and Contributor will execute and deliver a Registration Rights Agreement in the form attached hereto as Exhibit H. Anything contained herein to the contrary notwithstanding, Contributor shall have the right at Closing and at all times thereafter to assign all or any part of the Units to be received hereunder to a Contributor Partner(s), provided the Contributor Partner(s) receiving the Units is an “accredited investor” and satisfies the criteria set forth in Section 4.6(b) of this Agreement with respect to a transfer of Units.
     The address set forth for Contributor in this Agreement is the address of the Contributor’s principal place of business or residence, as applicable, and Contributor has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which principal place of business or residence, as applicable, is sited.
     3.22 Existing Lien. The Existing Lien is in full force and effect and Contributor has received no written notice of any defaults which have not been cured thereunder. Contributor has received no written notice that there are any existing events of default under the Existing Lien and, to Contributor’s knowledge, no event has occurred that with the passage if time or the giving of notice would constitute an event of default under the Existing Lien.
     Each of the representations and warranties contained in this Article III and its various subparagraphs are intended for the benefit of the Partnership and may be waived in whole or in part, by the Partnership, but only by an instrument in writing signed by the Partnership. All rights and remedies arising in connection with the untruth or inaccuracy of any such representations and warranties shall survive the Closing of the transaction contemplated hereby, except to the extent that Contributor gives the Partnership written notice prior to Closing of the untruth or inaccuracy of any representation or warranty, or the Partnership otherwise obtains actual knowledge prior to Closing of the untruth or inaccuracy of any representation or warranty, and the Partnership nevertheless elects to close this transaction. The Partnership shall be deemed to have actual knowledge of the untruth or inaccuracy of any representation or warranty only if
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(i) the Partnership receives written notice thereof, or (ii) David A. Brooks has actual knowledge of any such untruth or inaccuracy. Except to the extent otherwise expressly provided in the immediately preceding sentence, no investigation, audit, inspection, review or the like conducted by or on behalf of the Partnership shall be deemed to terminate the effect of any such representations, warranties and covenants, it being understood that the Partnership has the right to rely thereon and that each such representation and warranty constitutes a material inducement to the Partnership to execute this Agreement and to close the transaction contemplated hereby and to pay the Contribution Value to Contributor.
     The term “to Contributor’s knowledge” or similar phrase shall mean the actual knowledge of Robert H. Smith, Robert P. Kogod and/or Arthur A. Birney, Jr.
ARTICLE IV
THE PARTNERSHIP’S REPRESENTATIONS AND WARRANTIES
     To induce Contributor to enter into this Agreement and to sell the Property, the Partnership hereby makes the following representations and warranties, upon each of which the Partnership acknowledges and agrees that Contributor is entitled to rely and has relied:
     4.1 Organization and Power. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all partnership power and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and to enter into and perform its obligations under this Agreement and any of the other Closing Documents to be executed and delivered on behalf of the Partnership hereunder.
     4.2 Authorization and Execution. This Agreement has been duly authorized by all necessary action on the part of the Partnership, has been duly executed and delivered by the Partnership, constitutes the valid and binding agreement of the Partnership and is enforceable in accordance with its terms. The person executing this Agreement on behalf of the Partnership has the authority to do so.
     4.3 Non-contravention. The execution and delivery of this Agreement and the performance by the Partnership of its obligations hereunder do not and will not contravene, or constitute a default under, any provisions of Applicable Law or regulation, or any agreement, judgment, injunction, order, decree or other instrument binding upon the Partnership or result in the creation of any lien or other encumbrance on any asset of the Partnership.
     4.4 Litigation. There is no action, suit or proceeding, pending or known to be threatened, against or affecting the Partnership in any court or before any arbitrator or before any Governmental Authority which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which the Partnership is a party or by which it is bound and that is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of the Partnership, and (c) could materially and adversely affect the ability of the Partnership to perform its obligations hereunder, or under any document to be delivered pursuant hereto.
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     4.5 Bankruptcy. No Act of Bankruptcy has occurred with respect to the Partnership.
     4.6 Issuance of Units. Capitalized terms used in this Section 4.6 and not otherwise defined shall have the meaning given such terms in the Partnership Agreement.
          (a) The Partnership Agreement shall be amended effective as of the Closing Date by amendment thereto substantially in the form attached hereto as Exhibit I (the “Partnership Amendment”), to add an exhibit that will provide for the issuance of the Units to Contributor as provided herein. The Units to be issued in connection with the transactions herein contemplated have been, or prior to the Closing Date will have been, duly authorized for issuance by the Partnership to Contributor and, on the Closing Date, will be validly issued and when issued will be fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or right of interest of any third party of any nature whatsoever. The rights and obligations of Unit holders will be as set forth in the Partnership Agreement, provided that, a transfer of the Units by Contributor to any of its partners (a “Contributor Partner”) that satisfies the criteria set forth in Section 4.6(b) of this Agreement shall be excepted from the restrictions of subsections 9.5(a) of the Partnership Agreement, and such Contributor Partner transferee shall be admitted as a limited partner of the Partnership, fully excepted from the provisions of Section 9.6(a)(i) of the Partnership Agreement. In addition, any Contributor Partner that receives Units from the Contributor shall have the right to make donative Transfers of such Units to immediate family members or trusts as contemplated in Section 9.5(d) of the Partnership Agreement.
          (b) With respect to the transfer of Units by Contributor to any Contributor Partner, the parties further agree that the provisions relating to a “Transfer” in Section 9.5 and Section 9.6 of the Partnership Agreement will be deemed to have been satisfied or discharged as to any such transfer to such Contributor Partner upon the following:
          (1) such Contributor Partner completes, executes and delivers to the Partnership the Subscriber Questionnaire in the form attached hereto as Exhibit J;
          (2) such Contributor Partner executes and delivers to the Partnership the Power of Attorney and Limited Partner Signature Page in the form attached hereto as Exhibit K;
          (3) such Contributor Partner executes and delivers to the Partnership a letter in the form of Exhibit L attached hereto;
          (4) such Contributor Partner executes and delivers to Company the signature page to the Registration Rights Agreement, the form of which is attached hereto as Exhibit H;
          (5) such Contributor Partner is an “accredited investor” within the meaning of Rule 501 of the Securities Act, as evidenced by the Subscriber Questionnaire; and
          (6) if such Contributor Partner is a corporation, partnership or trust, such Contributor Partner shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of the assignee’s authority to become a limited partner of the Partnership; and
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          (7) the Partnership shall not have received an opinion from legal counsel that there has been a change in the Securities Act or any applicable federal or state securities or “Blue Sky” law, (including investment suitability standards) which would require registration under the Securities Act of the Units being transferred to the Contributor Partner.
          (c) Notwithstanding Section 9.5(a) of the Partnership Agreement, at any time after Closing, the Units, exclusive of the Pledged Units, may be pledged at any time to secure indebtedness of any Contributor Partner that has been admitted as a limited partner of the Partnership; provided, however, any pledgee of such Units shall be subject to the restrictions set forth in this Agreement pertaining to the Lock-Up Period, such that until the expiration of the Lock-Up Period, any pledgee of such Units shall not be permitted to sell, pledge, assign or otherwise transfer the Units, or cause the sale, pledge, assignment or other transfer of the Units, or exercise any rights or remedies it may have under the terms and conditions of such pledge which results in the sale, pledge, assignment or transfer of the Units.
     4.7 Partnership Documentation. The Partnership has furnished to Contributor a true and complete copy of the Partnership Agreement, as amended to date, other than exhibits that relate solely to other limited partners, and will provide the Contributor copies of any and all amendments thereto, other than exhibits that relate solely to other limited partners, from and after the date hereof until the Closing Date.
     4.8 SEC Documents. The Company has filed with the Securities and Exchange Commission the SEC Documents required to date. As of their respective filing dates (or if amended, revised or superseded by a subsequent filing with the Securities and Exchange Commission, then on the date of such subsequent filing), the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the SEC Documents (including any and all financial statements included therein) as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     4.9 Tax Status of Partnership. The Partnership (i) beginning with its taxable year ended December 31, 2003 has qualified as a partnership for federal income tax purposes (and is not classified as an association taxable as a corporation for federal income tax purposes), (ii) has operated, and intends to continue to operate, in such a manner as to qualify as a partnership and avoid classification as a corporation and (iii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a partnership, and to the knowledge of Partnership, no such challenge is pending or threatened.
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     4.10 REIT Status of Company. The Company, (i) beginning with first its taxable year ended December 31, 2003, and through the most recent taxable year ended December 31, 2005, has been subject to taxation as a REIT within the meaning of the Code and has satisfied all requirements to qualify as a REIT for such years, (ii) has operated in such a manner as to qualify as a REIT for the taxable year ending December 31, 2006, and all subsequent taxable years, and (iii) has not taken or omitted to take any action which could reasonably be expected to result in a challenge to its status as a REIT, and to the knowledge of the Company, no such challenge is pending or threatened.
ARTICLE V
CONDITIONS PRECEDENT
     5.1 As to the Partnership’s Obligations. The Partnership’s obligations hereunder are subject to the satisfaction of the following conditions precedent:
          (a) Contributor’s Deliveries. Contributor shall have delivered to or for the benefit of the Partnership, on or before the Closing Date, all of the documents and other information required of Contributor pursuant to Sections 7.2 and 7.4 hereof (unless, as set forth therein, such matters have previously been provided or made available to the Partnership for copying if originals are not in the possession or control of Contributor).
          (b) Representations, Warranties and Covenants; Obligations of Contributor; Certificate. All of Contributor’s representations and warranties made in this Agreement shall be true and correct in all material respects as of the date hereof and as of the date of Closing as if then made; there shall have been no material adverse change in the business conducted by Contributor at the Property or the financial results thereof from the date of acceptance of this Agreement and no matter, condition or event shall have occurred which could in the Partnership’s reasonable judgment, materially and adversely affect the operation, value or marketability of the Property or any part thereof; Contributor shall have performed in all material respects all of its covenants and other obligations under this Agreement and Contributor shall have executed and delivered to the Partnership at Closing a certificate to the foregoing effect.
          (c) Title to Property. Contributor shall be the sole owner of good and marketable fee simple title to the Real Property and good and marketable fee simple title to the Tangible Personal Property, free and clear of all liens, encumbrances, restrictions, conditions and agreements (including those described on Exhibit B attached hereto) except for the Permitted Title Exceptions. Contributor shall not have taken any action or permitted or suffered any action to be taken by others from the date hereof and through and including the date of Closing that would adversely affect the status of title to the Real Property and Tangible Personal Property.
          (d) Condition of Improvements. The Improvements and the Tangible Personal Property (including but not limited to the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) shall be in substantially the same condition at Closing as they are as of the date hereof, reasonable wear and tear excepted. Contributor shall not have removed or caused or permitted to be removed any part or portion of the Real Property or the Tangible Personal Property without the Partnership’s prior written consent unless
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the same is replaced, prior to Closing, with a similar item of at least equal suitability, quality and value, free and clear of any lien or security interest.
          (e) Publicly Traded Partnership. The Partnership shall be satisfied, based on advise of its counsel, that the issuance of Units will not result in the Partnership’s being treated as a publicly traded partnership taxable as a corporation.
          (f) Intentionally Omitted.
          (g) Intentionally Omitted.
          (h) Third-Party Consents. On or before the Closing Date, Contributor shall furnish the Partnership, in form and content reasonably satisfactory to the Partnership, with any and all third party consents (the “Third Party Consents”), if any, which are necessary to consummate the transaction contemplated in this Agreement.
          (i) Intentionally Omitted.
          (j) Rights of First Refusal. Contributor shall provide the Partnership with reasonably satisfactory evidence of the waiver of any and all rights of first refusal or options related to the Property that may have been granted with respect to the Property.
          (k) No Violations of Applicable Laws. There shall be no outstanding notices of violations of Applicable Laws with respect to the Property or the Hotel arising from and after the Effective Date which could have a material adverse affect on the Property or the ownership, management or operation thereof.
          (l) Litigation. There shall be no pending or threatened litigation against Contributor or the Property, which, if adversely determined, could have a material adverse affect on the Property or the ownership, management or operation thereof.
          (m) Marriott Lease/Management Agreement. The Marriott Lease shall have been terminated. Marriott shall have entered into the Management Agreement on terms and conditions satisfactory to the Partnership in its reasonable discretion. All costs and expenses incurred in obtaining Marriot’s consent to termination of the Marriott Lease and entering into the Management Agreement shall be borne by the Partnership.
          (n) Offering of Units. There shall have been no change in any securities or related law or interpretation, nor any change in Contributor’s status as an “accredited investor” under the Securities Act that would render the consummation of the conveyance of the Property for Units, as contemplated by this Agreement, a violation of any such laws or interpretations thereof.
          (o) Existing Lien. The Lender shall have consented in writing to (i) the acquisition of the Property by the Partnership or its designee, and (ii) the assumption of the Existing Lien by the Partnership or its designee. The loan assumption documents to be executed at Closing in connection with the assignment of the Existing Lien shall be reasonably acceptable to the Partnership in all respects. There shall be no defaults under the Existing Lien, and no
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events shall have occurred which with the passage of time or the giving of notice would constitute an event of default under the Existing Lien. The amount of the Existing Lien at Closing shall be a credit to the Contribution Value. The Partnership shall apply for, and diligently prosecute procurement of, the consent (the “Lender Consent”) by the holder of the Existing Lien to the assumption at Closing by the Partnership of the Existing Lien and the concurrent prospective release of Contributor and any existing guarantors of all obligations under the Existing Lien arising from and after the Closing. Contributor shall cooperate at no cost or expense to Contributor in connection with procurement of the Lender Consent except as otherwise provided in Section 7.5 of this Agreement. The Partnership shall keep Contributor regularly apprised of its discussions with the holder.
     Each of the conditions contained in this Section are intended for the benefit of the Partnership and may be waived in whole or in part, by the Partnership, but only by an instrument in writing signed by the Partnership.
     5.2 As to Contributor’s Obligations. Contributor’s obligations hereunder are subject to the satisfaction of the following conditions precedent:
          (a) The Partnership’s Deliveries. The Partnership shall have delivered to or for the benefit of Contributor, on or before the Closing Date, all of the documents and payments required of the Partnership pursuant to Sections 7.3 and 7.4 hereof.
          (b) Representations, Warranties and Covenants; Obligations of the Partnership. All of the Partnership’s representations and warranties made in this Agreement shall be true and correct in all material respects as of the date hereof and as of the date of Closing as if then made and the Partnership shall have performed in all material respects all of its covenants and other obligations under this Agreement.
          (c) Existing Lien. Contributor and any existing guarantor shall be released by Lender under Existing Lien for all liabilities and obligations accruing from and after Closing.
          (d) Tax Reporting and Protection Agreement. On the Closing Date, Partnership shall enter into the Tax Reporting and Protection Agreement in substantially the form attached hereto as Exhibit O, with Contributor, Messrs. Smith, Kogod and Birney, in their capacity as managers of the general partners of Contributor and in their capacity as the representatives of and for the benefit of each Contributor Partner and each direct or indirect successor, whether by transfer, assignment, or otherwise, of each such Contributor Partner, and for their own account (the “Tax Reporting and Protection Agreement”) .
          (e) Tax Opinion Relating to Partnership Status. Contributor shall have received the opinion of Andrews Kurth LLP or other counsel to Partnership reasonably satisfactory to Contributor, dated as of the Closing Date, that Partnership has been during and since its taxable year ended December 31, 2003, and continues to be, treated for federal income tax purposes as a partnership and not as a corporation or association taxable as a corporation, and that, after giving effect to the transactions contemplated by this Agreement, Partnership’s proposed method of operation will enable it to continue to be treated for federal income tax purposes as a partnership and not as a corporation or association taxable as a corporation (with customary exceptions, assumptions and qualifications and based upon customary representations).
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          (f) Tax Opinion Relating to the Transaction. Contributor shall have received an opinion dated the Closing Date from Hogan & Hartson L.L.P. or other counsel reasonably satisfactory to Contributor, based upon customary certificates and letters, which letters and certificates are to be in a form to be agreed upon by the parties and dated the Closing Date, to the effect that the Transaction will not result in the recognition of taxable gain or loss, at the time of the Transaction, to Contributor or any of its partners: (A) who is a “U.S. person” (as defined for purposes of Sections 897 and 1445 of the Code); (B) who does not exercise its redemption right with respect to the Units under the Partnership Agreement on a date sooner than the date two years after the Closing; (C) who does not receive a cash distribution in connection with the transactions contemplated by this Agreement (or a deemed cash distribution resulting from relief or a deemed relief from liabilities, including as a result of the prepayment of indebtedness of Contributor in connection with or following the Closing of the transactions contemplated by this Agreement) in excess of such Person’s adjusted basis in its interest in Contributor at the time of the Closing; (D) who is not required to recognize gain by reason of the application of Section 707(a) of the Code and the Treasury Regulations thereunder to the Transaction, with the result that the transactions contemplated by this Agreement are treated as part of a “disguised sale” by reason of any transactions undertaken by Contributor prior to or in connection with the Closing or any debt of Contributor that is assumed or repaid in connection with the transactions contemplated by this Agreement; and (E) whose “at risk” amount does not fall below zero as a result of the transactions contemplated by this Agreement.
     Each of the conditions contained in this Section are intended for the benefit of Contributor and may be waived in whole or in part, by Contributor, but only by an instrument in writing signed by Contributor.
ARTICLE VI
COVENANTS OF CONTRIBUTOR
     To induce the Partnership to enter into this Agreement and to purchase the Property, and to pay the Contribution Value therefor, Contributor covenants and agrees to the following:
     6.1 Operating Agreements/Leased Property Agreements/Off-Site Facility Agreements. Contributor shall not enter into any new management agreement, maintenance or repair contract, supply contract, lease in which it is lessee or other agreements with respect to the Property, nor shall Contributor enter into any agreements modifying the Operating Agreements, Leased Property Agreements or Off-Site Facility Agreements, unless (a) any such agreement or modification will not bind the Partnership or the Property after the date of Closing or is subject to termination on not more than thirty (30) days’ notice without penalty, or (b) Contributor has obtained the Partnership’s prior written consent to such agreement or modification, which consent shall not be unreasonably withheld. Contributor agrees not to cancel and terminate effective as of the Closing Date any Operating Agreements, Leased Property Agreements or Off-Site Facility Agreements unless requested by the Partnership in writing to be terminated prior to Closing. Copies of any new Operating Agreements, Leased Property Agreements or Off-Site Facility Agreements or modifications, renewals, extensions or terminations shall be promptly delivered to the Partnership.
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     6.2 Warranties and Guaranties. Contributor shall not before or after Closing release or modify any Warranties and Guaranties, if any, except with the prior written consent of the Partnership.
     6.3 Insurance. Contributor shall pay all premiums on, and shall not cancel or voluntarily allow to expire, any of Contributor’s Insurance Policies unless such policy is replaced, without any lapse of coverage, by another policy or policies providing coverage at least as extensive as the policy or policies being replaced.
     6.4 Independent Audit. Promptly following the execution of this Agreement and prior to Closing, Contributor shall provide and shall use commercially reasonable efforts to cause Marriott to provide to the Partnership’s representatives and independent accounting firm access to financial and other information relating to the Property in the possession of or otherwise available to Contributor, its affiliates or Marriott which would be sufficient to enable the Partnership’s representatives and independent accounting firm to prepare audited financial statements for the three (3) calendar years prior to the Closing and during the year in which the Closing occurs in conformity with generally accepted accounting principles and to enable them to prepare such statements, reports or disclosures as the Partnership may deem necessary or advisable. Contributor shall authorize and shall use commercially reasonable efforts to cause Marriott to authorize any attorneys who have represented Contributor or Marriott in material litigation pertaining to or affecting the Property to respond, at the Partnership’s expense, to inquiries from the Partnership’s representatives and independent accounting firm. If and to the extent Contributor’s financial statements pertaining to the Property for any periods during the three (3) calendar years prior to the Closing and during the year in which the Closing occurs have been audited, promptly after the execution of this Agreement Contributor shall provide the Partnership with copies of such audited financial statements and shall cooperate with the Partnership’s representatives and independent public accountants to enable them to contact the auditors who prepared such audited financial statements and to obtain, at the Partnership’s expense, a reissuance of such audited financial statements.
     6.5 Operation of Property Prior to Closing. Contributor covenants and agrees with the Partnership that, between the date of this Agreement and the date of Closing:
          (a) Subject to the restrictions contained herein, to the extent Contributor has the right to do so under the Marriott Lease, Contributor shall use commercially reasonable efforts to cause Marriott to cause the Property to be operated in the ordinary course of business and in the same manner in which the Property was operated prior to the execution of this Agreement, so as to keep the Property in good condition, reasonable wear and tear excepted, so as to maintain consistent inventory levels, so as to maintain the existing caliber of the Hotel operations conducted at the Property and so as to maintain the reasonable good will of all tenants of the Property and all employees, guests and other customers of the Hotel.
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          (b) Contributor shall maintain its books of account and records in the usual, regular and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years.
          (c) Contributor shall maintain in full force and effect all Insurance Policies.
          (d) Contributor shall maintain in full force and effect, and not cause or permit a default by Contributor under (with or without the giving of any required notice and/or lapse of time), the Marriott Lease.
          (e) Contributor shall use and operate the Property in compliance with Applicable Laws and the requirements of the Marriott Lease, the Existing Lien, and any other lease, Occupancy Agreement, Operating Agreement and Insurance Policy affecting the Property.
          (f) Intentionally Omitted.
          (g) Except as otherwise permitted hereby, Contributor shall not take any action or fail to take action the result of which would have a material adverse effect on the Property or the Partnership’s ability to continue the operation thereof after the date of Closing in substantially the same manner as presently conducted, or which would cause any of the representations and warranties contained in Article III hereof to be untrue as of Closing in any material respect.
          (h) Contributor shall not enter into new Occupancy Agreements of any kind or nature affecting the Property without the express written consent of the Partnership. Contributor shall not, without the express written consent of the Partnership, in any manner change, modify, extend, renew or terminate any Occupancy Agreement except as required by the terms thereof. Copies of any new Occupancy Agreement or modification, renewals, extensions or terminations shall be promptly delivered to the Partnership. Contributor shall not apply all or any part of the security or damage deposit of a tenant under any Occupancy Agreement to obligations of such tenant unless such tenant has vacated its portion of the Property as of the Closing Date.
          (i) Intentionally Omitted.
          (j) Intentionally Omitted.
          (k) Intentionally Omitted.
          (l) Intentionally Omitted.
          (m) Contributor (1) shall not enter into any new Employment Agreements which would be binding on the Partnership with respect to the Property without the express written consent of the Partnership, and (2) shall not change, modify, extend, renew or terminate any Employment Agreement in effect as of the date hereof which would be binding on the Partnership with respect to the Property without the express written consent of the Partnership.
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          (n) Contributor shall promptly advise the Partnership of any litigation, arbitration or administrative hearing concerning or affecting the Property of which Contributor obtains actual knowledge.
          (o) Contributor shall not modify or release any Warranties or Guaranties applicable to the Property.
          (p) Contributor shall not grant any encumbrances on the Property or contract for any construction or service for the Property which may impose any mechanics’ or materialmen’s lien on the Property.
     Notwithstanding any of the foregoing contained in this Section 6.5, if with respect to any of the foregoing covenants and agreements, Marriott is the actual responsible party under the Marriott Lease, Contributor agrees to use commercially reasonable efforts to enforce Marriott’s compliance with such obligations to the extent Contributor is afforded the right to do so pursuant to the terms of the Marriott Lease.
     6.6 No Marketing. Contributor agrees, for and on behalf of itself, its officers, directors, and partners, not to directly or indirectly, offer for sale, market, negotiate for the sale or transfer of the Property to any other third party or to otherwise implement any marketing efforts for the sale, conveyance or transfer of the Property.
     6.7 Employees and Continuation of Contributor’s Group Health Plans. Payment of all costs and expenses associated with accrued but unpaid salary, earned but unpaid vacation pay, accrued but unearned vacation pay, pension and welfare benefits, the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) benefits, employee fringe benefits, employee termination payments or any other employee benefits due to Contributor’s, or Contributor’s management company’s employees (if any) (but not with respect to any employees of Marriott) up to the Closing Date shall be the sole responsibility and obligation of and shall be paid promptly by Contributor or Contributor’s management company, if applicable. Contributor shall indemnify and defend the Partnership and/or its lessee or management company, from and against any and all claims, causes of action, proceedings, judgments, damages, penalties and liabilities made, assessed or rendered against the Partnership and/or its lessee or management company and any costs and expenses (including attorneys’ fees and disbursements) incurred by the Partnership and/or its lessee or management company with respect to claims, causes of action, judgments, damages, penalties and liabilities asserted by such employees arising out of the failure of Contributor or its management company to comply with the provisions of this Section 6.9. This indemnification shall be separate from and in addition to the indemnification given by Contributor to the Partnership in Article IX below.
     6.8 Rights of First Refusal and Options. Contributor shall provide the Partnership with reasonably satisfactory evidence of the waiver of any and all rights of first refusal or options related to the Property that may have been granted to any party.
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     6.9 Intentionally Omitted .
     6.10 Prospective Subscriber Questionnaire. Contributor shall deliver to the Partnership, at or prior to Closing, a Prospective Subscriber Questionnaire with respect to Contributor in substantially the form attached hereto and made a part hereof as Exhibit J. Contributor shall also deliver to the Partnership, upon the Partnership’s reasonable request, such other information, certificates and materials as the Partnership may reasonably request in connection with offering the Units without registration under the Securities Act and the securities laws of applicable states and other jurisdictions.
     6.11 Delivery of Tax Information. In connection with the issuance of Units to Contributor, Contributor shall deliver to the Partnership on or before thirty (30) days after the Closing, at Contributor’s sole cost and expense, the following information, attributable to and covering the time period ending on the Closing Date and certified to Contributor’s knowledge as true and correct in all material respects as of the Closing Date:
          (a) depreciation and amortization schedules for all assets constituting or otherwise included in the Property (the “Assets”), as kept for both book and tax purposes, showing original basis and accumulated depreciation or amortization;
          (b) basis information (computed for both book and tax purposes, if different) for all non-depreciable, non-amortizable Assets;
          (c) as to each of Contributor’s partners, such partner’s share of the adjusted basis in the Assets (to the extent, if any, that such share is different from the percentage interest of such partner in Contributor;
          (d) Intentionally Omitted;
          (e) breakouts of basis information for any other balance sheet accounts of Contributor for which information has not been provided pursuant to the other clauses of this Section;
          (f) the names and tax identification numbers of Contributor’s partners; and
          (g) for each of Contributor’s partners that is a partnership (or other entity treated as a partnership for federal income tax purposes), S corporation or grantor trust (any of the foregoing, a “look-through entity”), and for each look-through entity that holds an indirect interest in Contributor through other look-through entities, the names and tax identification numbers of such entity’s partners, shareholders or grantors.
     6.12 Cooperation on Tax Matters. Contributor shall deliver to the Partnership copies of its federal, state and local Tax Returns (including information returns) for the tax year in which the Closing occurs, including any amendments thereto, and Contributor shall notify the Partnership, in writing, of any audits of such Tax Returns, or of any audits for other tax years that could affect the amounts shown on the Tax Returns, for the tax year in which the Closing occurs. Copies of such Tax Returns shall be provided to the Partnership in draft form at least twenty (20) days before they are filed and in final form upon filing. Contributor shall also provide to the Partnership, promptly upon receipt, any notice that Contributor receives from any of its partners
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that such partner intends to prepare its Tax Returns in a manner inconsistent with the Tax Returns filed by Contributor. The parties understand and agree that the Tax Returns filed by Contributor will be substantially consistent with the information provided to the Partnership pursuant to this Agreement. Upon written request from Partnership, Contributor shall provide to Partnership such additional information related to tax matters of Contributor as shall be reasonably requested by Partnership in order to permit Partnership to prepare and file its federal, state and local Tax Returns, provided that Partnership shall reimburse Contributor for all reasonable out-of-pocket expenses incurred in connection therewith. The provisions of this Section shall survive the Closing.
     6.13 Information Regarding the Restrictions on Beneficial Ownership of Units. From the date of this Agreement until the Closing, and then so long as Contributor holds any Units, Contributor shall promptly provide the Partnership with written notice of any change in the identity or number of its partners (or of its indirect partners as identified pursuant to this Agreement), and shall provide the information called for in this Agreement with respect to any such change as to which it has actual knowledge. In addition, so long as Contributor holds any Units, Contributor shall not, without the prior written consent of the Partnership: (i) admit additional partners, (ii) permit the transfer of interests in Contributor to a look-through entity, or (iii) permit any transfer of interests in Contributor if, as a result of the admissions or transfers described in the foregoing (i) through (iii), the number of direct or indirect Beneficial Owners (as such term is defined in the Partnership Agreement) in Contributor would increase. Contributor shall use its best efforts to secure the compliance of any look-through entities that hold direct or indirect interests of Contributor with the requirements of this Section as if such requirements applied directly to such entities. Contributor acknowledges that the provisions of this Section are imposed to aid the Partnership in avoiding taxation as a corporation for federal income tax purposes, agrees that monetary damages may be insufficient to remedy the potential harm caused by any breach of the provisions of this Section, and agrees that injunctive relief, including specific performance or another equitable remedy would be an appropriate remedy. The provisions of this Section shall survive the Closing.
     6.14 Partnership Agreement. Contributor agrees to be bound by and subject to all of the terms of the Partnership Agreement, including the grant of the power of attorney to the general partner of the Partnership evidenced by the executed Power of Attorney and Limited Partner Signature Page. The Units will be transferable as permitted in the Partnership Agreement, subject to the Lock-Up Period restrictions described in Section 6.15 hereof. At or prior to the Closing, Contributor shall execute and deliver to the Partnership a Power of Attorney and Limited Partner Signature Page in substantially the form attached hereto and made a part hereof as Exhibit K.
     6.15 Lock-Up Agreement. Contributor acknowledges and agrees that (i) for a period of one (1) year from the Closing Date with respect to all of the Units issued to it at Closing, (ii) for a period of eighteen (18) months from the Closing Date with respect to two-third of the Units issued to it at Closing, and (iii) for a period of twenty-four (24) months from the Closing Date with respect to one-third of the Units issued to it at Closing, except as expressly provided in Section 4.6(c) of this Agreement, such Units may not be assigned, pledged, sold or otherwise transferred in whole or in part or subject to any claim, lien, pledge, voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, rights of assignment, purchase
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rights or rights of any nature whatsoever of any third party excluding the Pledge Agreement, described below, in favor of the Partnership (each of the periods described in the foregoing (i) through (iii), a “Lock-Up Period”). After the expiration of the applicable Lock-Up Period, the applicable Units may be redeemed by the holder thereof, as further provided in the Partnership Agreement, for cash (based on the then-current market price of the Company’s Common Stock) or, at the Partnership’s general partner’s option (at the direction of the Company), into Company Common Stock on a one-for-one basis. The Company will agree under a Registration Rights Agreement to register with the Commission and maintain the effectiveness of any such registration statement for any Common Stock issued in exchange for Units. The Registration Rights Agreement will be similar to the Company’s previously executed registration rights agreements. In furtherance of this provision, at or prior to Closing, Contributor shall execute and deliver to the Partnership a Lock-Up Agreement in substantially the form attached hereto and made a part hereof as Exhibit M.
     6.16 Pledge Agreement. Upon issuance of the Units, Contributor agrees to pledge Units having a value of $4,000,000 based on the Per Share Price (collectively, the “Pledged Units”) to the Partnership as security for the indemnity and other post-Closing obligations of Contributor provided herein upon the terms and provisions as set forth in the Pledge and Security Agreement (the “Pledge Agreement”) attached hereto as Exhibit N.
ARTICLE VII
CLOSING
     7.1 Closing. The Closing shall occur on a business day designated by the Partnership, with at least five (5) days written notice to Contributor (or if such written notice is not given, no later than thirty (30) days following the Effective Date), provided, the Partnership shall have the right to extend the Closing Date up to an additional thirty (30) days in the event the condition set forth in Section 5.1(o) of this Agreement is not satisfied on or before the originally scheduled Closing Date. As more particularly described below, at the Closing the parties hereto will meet to (i) execute all of the documents required to be delivered in connection with the transactions contemplated hereby (the “Closing Documents”), (ii) deliver the same to Escrow Agent, and (iii) take all other action required to be taken in respect of the transactions contemplated hereby. The Closing will occur either through escrow or at the offices of the Contributor in Washington, DC. At the Closing, Escrow Agent shall update the title to the Property and, provided there has been no change in the status of title as reflected in the Title Commitment and Survey, Escrow Agent shall record the Deed, release and date, where appropriate, the Closing Documents in accordance with the instructions of Contributor. As provided herein, the parties hereto will agree upon adjustments and prorations to certain items which cannot be exactly determined at the Closing and will make the appropriate adjustments to the Contribution Value with respect thereto. Possession of the Property shall be delivered to the Partnership at the Closing, subject only to Permitted Title Exceptions and the rights of tenants under the Occupancy Agreements and guests in possession.
     7.2 Contributor’s Deliveries. At the Closing, Contributor shall deliver to Escrow Agent all of the following instruments (unless previously provided or made available to the
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Partnership for copying and originals are not in the possession or within the control of Contributor), each of which shall have been duly executed and, where applicable, acknowledged and/or sworn on behalf of Contributor and shall be dated as of the Closing Date:
          (a) The certificate required by Section 5.1(b) hereof.
          (b) The Deed, in the form attached hereto as Exhibit D (subject to such changes as are required by Applicable Law, local recording requirements and/or customary real estate practices in the jurisdiction(s) in which the Property is located, provided, the substantive terms and provisions of the Deed attached hereto are not modified as a result of any such changes).
          (c) The Bill of Sale, in the form attached hereto as Exhibit C.
          (d) The Assignment of Occupancy Agreements, in the form attached hereto as Exhibit F.
          (e) The Assignment and Assumption Agreement (of Operating Agreements, Leased Property Agreements and Off-Site Facility Agreements), in the form attached hereto as Exhibit E.
          (f) All Third Party Consents.
          (g) Intentionally Omitted.
          (h) Certificate(s)/Registration of Title for any vehicle owned by Contributor and used in connection with the Property.
          (i) Such agreements, affidavits or other documents as may be required by the Title Company to issue the Owner’s Title Policy subject only to the Permitted Title Exceptions and to eliminate such standard exceptions and to issue such endorsements thereto which may be eliminated and issued under applicable State law and which are customarily required by institutional investors purchasing property comparable to the Property.
          (j) The FIRPTA Certificate.
          (k) Copies of Contributor’s Organizational Documents.
          (l) Appropriate resolutions of the partners of Contributor, together with all other necessary approvals and consents of Contributor and such documentary and other evidence as may be reasonably required by the Partnership or Escrow Agent, authorizing and evidencing the authorization of (i) the execution on behalf of Contributor of this Agreement and the authority of the person or persons who are executing the various documents to be executed and delivered by Contributor prior to, at or otherwise in connection with the Closing, and (ii) the performance by Contributor of its obligations hereunder and under such documents.
          (m) An assignment of each of the Leased Property Agreements to the Partnership and/or its property manager, lessee or other designee (as the Partnership shall
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specify), together with (1) the written consent of the lessors of such Leased Property Agreements, if required by such Leased Property Agreements, and (2) executed originals of all such Leased Property Agreements in Contributor’s possession or reasonably available to Contributor. If any Leased Property is leased pursuant to a Leased Property Agreements which is a capital lease, in accordance with generally accepted accounting principles, Contributor shall cancel such capital lease at its expense and convey good and marketable title to such property (which shall constitute Tangible Personal Property hereunder) to the Partnership and/or its property manager, lessee or other designee (as the Partnership shall specify) free from any lien or encumbrance pursuant to the Bill of Sale — Personal Property.
          (n) Written notice executed by Contributor notifying all interested parties, including, without limitation, all tenants under any Occupancy Agreements, that the Property has been conveyed to the Partnership and directing that all payments, inquiries and the like be forwarded to the Partnership at the address to be provided by the Partnership.
          (o) Agreement of Termination of Lease, whereby Contributor and Marriott have terminated the Marriott Lease, at Contributor’s sole cost and expense.
          (p) The Lock-Up Agreement restricting transfer of Units.
          (q) The Prospective Subscriber Questionnaire.
          (r) The Registration Rights Agreement.
          (s) The Pledge Agreement.
          (t) The Tax Protection and Reporting Agreement, in the form attached hereto as Exhibit O.
          (u) The Power of Attorney and Limited Partner Signature Page.
          (v) A written instrument executed by Contributor, conveying and transferring to the Partnership all of Contributor’s right, title and interest, if any, in any telephone numbers and TWX numbers relating to the Property, and, if Contributor maintains a post office box, conveying to the Partnership all of its interest in and to such post office box and the number associated therewith, so as to assure a continuity in operation and communication.
At the Closing, Contributor shall deliver to the Partnership or make available to the Partnership at the Property the following documents (unless previously provided or made available to the Partnership for copying and originals are not in the possession or within the control of Contributor):
          (w) All original Warranties and Guaranties in Contributor’s possession or reasonably available to Contributor.
          (x) Intentionally Omitted.
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          (y) If the Partnership is assuming obligations under any or all of the Operating Agreements, Off-Site Facility Agreements or Covenants, Conditions and Restrictions, to the extent in Contributor’s possession or reasonably available to Contributor, the originals of such agreements, duly assigned to the Partnership and with such assignment acknowledged and approved by the other parties to such Operating Agreements, Off-Site Facility Agreements or Covenants, Conditions and Restrictions to the extent required by such Operating Agreements, Off-Site Facility Agreements or Covenants, Conditions and Restrictions.
          (z) To the extent in Contributor’s possession or reasonably available to Contributor, originals of the following items (copies of which were delivered by Contributor to the Partnership with the Submission Matters): (1) complete sets of all architectural, mechanical, structural and/or electrical plans and specifications used in connection with the construction of or alterations or repairs to the Property; and (2) as-built plans and specifications for the Property.
          (aa) Duplicate originals of all agreements, leases, concession agreements and other instruments affecting the Property and the Hotel and/or restaurant business conducted thereon.
          (bb) All current real estate and personal property tax bills in Contributor’s possession or under its control.
          (cc) An updated schedule of employees, showing salaries and duties, with a statement of the length of service of each such employee, brought current to a date not more than forty-eight (48) hours prior to the Closing.
          (dd) Intentionally Omitted.
          (ee) Intentionally Omitted.
          (ff) Intentionally Omitted.
          (gg) A list of all vendors and suppliers servicing the Hotel.
          (hh) All books, records, operating reports, appraisal reports, files and other materials in Contributor’s possession or control which are necessary in the Partnership’s discretion to maintain continuity of operation of the Property.
          (ii) Executed originals of all Occupancy Agreements, Employment Agreements and, to the extent available, Authorizations transferred or assigned to the Partnership at Closing as required hereunder to the extent in Contributor’s possession or reasonably available to Contributor.
          (jj) All surveys and plot plans of the Real Property in possession of or in the control of Contributor.
          (kk) Any other document or instrument reasonably necessary or required to consummate the transactions contemplated by this Agreement.
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     7.3 The Partnership’s Deliveries. At the Closing, the Partnership shall deliver to Escrow Agent all of the following, each of which, if required, shall have been duly executed and, where applicable, acknowledged and/or sworn on behalf of the Partnership and shall be dated as of the Closing Date:
          (a) The portion of the Contribution Value described in Section 2.2 hereof.
          (b) The Assignment and Assumption of Occupancy Agreements.
          (c) The Assignment and Assumption of Operating Agreements, Leased Property Agreements and Off-Site Facility Agreements.
          (d) To Contributor, the Partnership Amendment executed by the general partner of the Partnership.
          (e) To Contributor, the Registration Rights Agreement executed by the Company.
          (f) The Tax Protection and Reporting Agreement, in the form attached hereto as Exhibit O, duly executed by Contributor.
          (g) The opinion of Andrews Kurth LLC provided for in Section 5.2(e).
          (h) Any other document or instrument reasonably necessary or required to consummate the transactions contemplated by this Agreement.
     7.4 Mutual Deliveries. At the Closing, the Partnership and Contributor shall mutually execute and deliver each to the other:
          (a) A final closing statement reflecting the Contribution Value and the adjustments and prorations required hereunder.
          (b) Such other and further documents, papers and instruments as may be reasonably required by the parties hereto or their respective counsel.
     7.5 Closing Costs. Except as is explicitly provided in this Agreement, each party hereto shall pay its own legal fees and expenses. The escrow fees shall be shared equally between Contributor and the Partnership. All filing fees for the Deed and all transfer, recording, sales or other similar taxes and surtaxes due with respect to the transfer of title by Contributor as grantor shall be paid by Contributor. Any state and local taxes pertaining to the Partnership as grantee shall be paid by the Partnership. The Partnership shall pay all costs associated with the Survey. The Partnership shall pay all costs for title search and the title insurance premium for the issuance of the Title Policy and the cost of the UCC searches. Contributor shall pay for the cost of any tax certificates. The Partnership shall pay all costs associated with assumption of the Existing Lien, including, without limitation, all transfer fees, application fees, points and/or assumption fees required in connection with the assignment of the Existing Lien and all expenses of Lender, including, without limitation, legal fees and expenses, all mortgage and similar stamp taxes in connection with the assumption of the Existing Lien (collectively, the “Existing Lien
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Costs”), up to one percent (1%) of the principal amount of the Existing Lien outstanding at Closing, and Contributor agrees to pay any Existing Lien Costs in excess of such one percent (1%). All endorsements to the Title Policy shall be paid by the Partnership. All other costs (except any costs incurred by Contributor for its own account) which are necessary to carry out the transactions contemplated hereunder shall be allocated between the Partnership and Contributor in accordance with local custom in the jurisdiction in which the Property is located.
     7.6 Revenue and Expense Allocations. All revenues and expenses with respect to the Property, and applicable to the period of time before and after Closing, determined in accordance with sound accounting principles consistently applied, shall be allocated between Contributor and the Partnership as provided herein. Contributor shall be entitled to all revenue and shall be responsible for all expenses for the period of time up to and including the date of Closing, and the Partnership shall be entitled to all revenue and shall be responsible for all expenses for the period of time after the date of Closing (provided that housekeeping costs and the Rooms Ledger for the date of Closing shall be shared equally between the Partnership and Contributor). Such adjustments shall be shown on the closing statements (with such supporting documentation as the parties hereto may require being attached as exhibits to the closing statements) and shall increase or decrease (as the case may be) the Units to be issued pursuant to Section 2.2 hereof. All amounts payable under the Marriott Lease shall be settled between Marriott and Contributor. Purchaser shall receive a credit to the Contribution Value in an amount equal to the difference between (i) all amounts distributed and to be distributed to Contributor under the Marriott Lease during the fiscal year in which the Closing occurs, and (ii) the sum of (x) the debt service actually paid by Contributor under the Existing Lien during such partial fiscal year through the Closing Date, and (y) one-half (1/2) of the Net House Profit (as defined in the Marriott Lease) for such partial fiscal year through the Closing Date after deduction of an amount equal to five percent (5%) of Gross Revenues (as defined in the Marriott Lease) for such partial fiscal year through the Closing Date and the amount set forth in clause (x) of this sentence. The following is an example of the calculation of the foregoing credit based on the assumptions contained in items A-E:
A. The amount distributed and to be distributed to Contributor under the Marriott Lease through Closing: $6,651,020
B. Debt service under Existing Lien through Closing: $2,559,788
C. Gross Revenues through Closing: $26,051,565
D. FF&E Reserve through Closing based on 5% of gross revenues: $1,302,578
E. House Profit through Closing: $9,058,411
The amount of the proration to the Partnership would equal $1,439,210 calculated as follows: $6,651,020 — ($2,559,788 + (0.5)x(9,058,411 — 2,559,788 — 1,302,578.25)).
Without limiting the generality of the foregoing, the following items of revenue and expense shall be allocated at Closing:
          (a) Current rents.
          (b) Real estate and personal property taxes.
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          (c) Revenue and expenses under the Operating Agreements, Off-Site Facility Agreements and, Covenants, Conditions and Restrictions to be assigned to and assumed by the Partnership.
          (d) Municipal or other governmental improvement liens, which shall be paid by Contributor at Closing where the work has physically commenced, and which shall be assumed by the Partnership at Closing where the work has been authorized, but not physically commenced.
          (e) Insurance premiums for Insurance Policies maintained by Contributor, to the extent required hereby.
          (f) License and permit fees, where transferable.
          (g) Interest for the then current interest period under the Existing Lien.
     All cash reserves, if any, held pursuant to the terms of the Marriott Lease shall continue to be held by Marriott under the terms of the Management Agreement, and Contributor shall not receive a credit to the Contribution Value for such reserves at Closing. All cash reserves and escrowed funds held by Lender under the Existing Lien shall continue to be held by Lender under the terms of the Existing Lien, and Contributor shall receive a credit to the Contribution Value for such amounts at Closing.
     Contributor shall pay or cause to be paid all real estate taxes and special assessments for the Property due and payable in, or deferred with respect to the years prior to, the year in which the Closing occurs. All special assessments pending, levied or due and payable on or prior to the Closing Date shall be paid by Contributor on or before the Closing Date. All subdivision and platting costs and expenses heretofore incurred by Contributor, including, without limitation, all subdivision exactions, fees and costs and all dedication of land for parks and other public uses or payment of fees in lieu thereof, shall be paid by Contributor on or prior to the Closing Date. The Partnership acknowledges that Marriott has initiated a pending tax assessment appeal with respect to the Property for the calendar year 2006 and the Partnership hereby confirms that Marriott shall be entitled to continue to prosecute such appeals and that any refunds of taxes attributable to any period prior to Closing shall belong to Contributor.
     Contributor shall be required to pay or cause to be paid on or before the Closing Date any accrued or earned wages, vacation pay, sick leave, bonuses, pension, profit-sharing and welfare benefits and other compensation and fringe benefits of all persons employed by Contributor at the Property on or before the Closing Date, including any employment taxes or other fees or assessments attributable thereto.
     The Partnership shall not be obligated to collect any delinquent rents, accounts receivable or revenues accrued prior to the Closing Date for Contributor, but if the Partnership collects same, such amounts shall be promptly remitted to Contributor in the form received.
     If accurate allocations cannot be made at Closing because current bills are not obtainable (as, for example, in the case of utility bills and/or real estate or personal property taxes, and/or
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amounts payable under the Marriott Lease), the parties shall allocate such revenue or expenses at Closing on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable revenue or expense. Such adjustment shall be completed within 90 days after Closing. The obligation to make the adjustment shall survive the closing of the transaction contemplated by this Agreement. Any revenue received or expense incurred by Contributor or the Partnership with respect to the Property after the date of Closing shall be promptly allocated in the manner described herein and the parties shall promptly pay or reimburse any amount due. The proration provisions of this Agreement shall survive the closing of the transaction contemplated hereby for a period of twelve (12) months.
ARTICLE VIII
GENERAL PROVISIONS
     8.1 Condemnation. In the event of any actual or threatened taking, pursuant to the power of eminent domain, of all or any portion of the Real Property, or any proposed sale in lieu thereof, Contributor shall give written notice thereof to the Partnership promptly after Contributor learns or receives notice thereof. If all or any part of the Real Property is, or is to be, so condemned or sold, the Partnership shall have the right to terminate this Agreement pursuant to Section 9.3 hereof. If the Partnership elects not to terminate this Agreement, all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened) shall be paid or assigned, as applicable, to the Partnership at Closing. Contributor shall not settle or compromise any such proceeding without the Partnership’s written consent. If the Partnership elects to terminate this Agreement by giving Contributor written notice thereof prior to the Closing, the Deposit shall be promptly returned to the Partnership and all rights and obligations of Contributor and the Partnership hereunder (except those set forth herein which expressly survive a termination of this Agreement) shall terminate immediately.
     8.2 Risk of Loss. The risk of any loss or damage to the Property prior to the recordation of the Deed shall remain upon Contributor. If any such loss or damage occurs prior to Closing, the Partnership shall have the right to terminate this Agreement pursuant to Section 9.3 hereof. If the Partnership elects not to terminate this Agreement, all insurance proceeds and rights to proceeds arising out of such loss or damage shall be paid or assigned, as applicable, to the Partnership at Closing and the Partnership shall receive as a credit against the Contribution Value the amount of any deductibles under the policies of insurance covering such loss or damage. If the Partnership elects to terminate this Agreement by giving Contributor written notice thereof prior to the Closing, the Deposit shall be promptly returned to the Partnership and all rights and obligations of Contributor and the Partnership hereunder (except those set forth herein which expressly survive a termination of this Agreement) shall terminate immediately.
     8.3 Broker. The parties acknowledge that Broker has been the procuring cause of this Agreement. It shall be the obligation of the Partnership to pay Broker its commission of $670,000.00, when, as and if the transaction contemplated hereby actually closes, in accordance with a separate agreement with the Broker. There is no other real estate broker involved in this transaction. The Partnership warrants and represents to Contributor that the Partnership has not dealt with any other real estate broker in connection with this transaction, nor has the Partnership been introduced to the Property or to Contributor by any other real estate broker, and the
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Partnership shall indemnify Contributor and hold Contributor harmless from and against any claims, suits, demands or liabilities of any kind or nature whatsoever arising on account of the claim of any other person, firm or corporation to a real estate brokerage commission or a finder’s fee as a result of having dealt with the Partnership, or as a result of having introduced the Partnership to Contributor or to the Property. In like manner, Contributor warrants and represents to the Partnership that Contributor has not dealt with any other real estate broker in connection with this transaction, nor has Contributor been introduced to the Partnership by any other real estate broker, and Contributor shall indemnify the Partnership and save and hold the Partnership harmless from and against any claims, suits, demands or liabilities of any kind or nature whatsoever arising on account of the claim of any person, firm or corporation to a real estate brokerage commission or a finder’s fee as a result of having dealt with Contributor in connection with this transaction. This provision shall survive any termination of this Agreement and a closing of the transaction contemplated hereby.
     8.4 Bulk Sale. It shall be the obligation of Contributor to comply with any bulk sale requirements, statutes, laws, ordinances and regulations promulgated with respect thereto, if any, in the State in which the Property is located, or in or by any governmental entity having jurisdiction with respect thereto, and to provide proof of such compliance or proof that no such compliance is required, to the Partnership, at or prior to Closing. In any event, Contributor shall indemnify the Partnership and save and hold the Partnership harmless from and against any claims, suits, demands, liabilities or obligations of any kind or nature whatsoever, including all costs of defending same, and reasonable attorneys’ fees paid or incurred in connection therewith, arising out of or relating to any claim made by any third party or any liability asserted by any third party that any applicable bulk sales law or like statute has not been complied with. The provisions of this Section shall survive the Closing of the transaction contemplated hereby.
     8.5 Confidentiality. Except as hereinafter provided, from and after the execution of this Agreement, the Partnership and Contributor shall keep the terms, conditions and provisions of this Agreement confidential and neither shall make any public announcements hereof unless the other first approves of same in writing, nor shall either disclose the terms, conditions and provisions hereof, except to persons who “need to know,” such as their respective officers, directors, employees, attorneys, accountants, engineers, surveyors, consultants, financiers, partners, investors, potential lessees and bankers and such other third parties whose assistance is required in connection with the consummation of this transaction. Notwithstanding the foregoing, it is acknowledged that the Partnership is, or is an affiliate of, a real estate investment trust (the “REIT”), and the REIT has and will seek to sell shares to the general public; consequently, the Partnership shall have the absolute and unbridled right to disclose any information regarding the transaction contemplated by this Agreement required by law or as determined to be necessary or appropriate by the Partnership or the Partnership’s attorneys to satisfy disclosure and reporting obligations of the Partnership or its affiliates. On or at any time following the Effective Date, the Partnership may make a press release and file with the United States Securities Exchange Commission information regarding the transaction contemplated by this Agreement. Contributor and the Partnership and their representatives are cautioned that United States securities laws restrict the purchase and sale of securities by anyone who possesses non-public information about the issue of such securities. Accordingly, neither Contributor or any of its Affiliates nor its representatives may buy or sell any of the securities of the Partnership or any of its Affiliates so long as any of them is in possession of any material non-public
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information about the Partnership or any of its Affiliates, including information contained in or derived from confidential information.
     8.6 Contributor’s Accounts Receivable. It is expressly agreed by and between the Partnership and Contributor that Contributor is not hereby agreeing to sell to the Partnership, and the Partnership is not hereby agreeing to purchase from Contributor, any of Contributor’s accounts receivable. All of Contributor’s accounts receivable shall be and remain the property of Contributor, subsequent to the Closing of the transaction contemplated hereby. At the Closing, Contributor shall prepare a list of its outstanding accounts receivable as of midnight on the date prior to the Closing, specifying the name of each account and the amount due to Contributor. The Partnership shall hold any funds received by the Partnership explicitly designated as payment of such accounts receivable, in trust, if the Partnership actually collects any such amounts, and shall pay the monies collected in respect thereof to Contributor at the end of each calendar month, accompanied by a statement showing the amount collected on each such account. Other than the foregoing, the Partnership shall have no obligation with respect to any such account, and the Partnership shall not be required to take any legal proceeding or action to effect collection on behalf of Contributor. It is generally the intention of the Partnership and Contributor that although all of Contributor’s accounts receivable shall be and remain the property of Contributor, still, if any such accounts are paid to the Partnership, then the Partnership shall collect same and remit to Contributor in the manner above provided. Nothing herein contained shall be construed as requiring the Partnership to remit to Contributor any funds collected by the Partnership on account of the Partnership’s accounts receivable generated from Hotel operations, even if the person or entity paying same is also indebted to Contributor. Contributor agrees that it shall not bring any legal action to enforce collection of payment of any accounts receivable against any current tenant of the Property or other third party in a contractual or business relationship with the Property as of the Closing Date.
ARTICLE IX
LIABILITY OF THE PARTNERSHIP; INDEMNIFICATION
BY CONTRIBUTOR; DEFAULT; TERMINATION RIGHTS
     9.1 Liability of the Partnership. Except for obligations expressly assumed or agreed to be assumed by the Partnership hereunder, the Partnership is not assuming any obligations of Contributor or any liability for claims arising out of any act, omission or occurrence which occurs, accrues or arises prior to the Closing Date, and Contributor hereby indemnifies and holds the Partnership harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys’ fees) that may at any time be incurred by the Partnership as a result of (1) obligations of Contributor under the Marriott Lease, (2) obligations of Contributor not expressly assumed or agreed to be assumed by the Partnership hereunder, including, without limitation, obligations or liabilities under the Existing Lien which arise or accrue to the period prior to the Closing Date, or (3) acts, omissions or occurrences which occur, accrue or arise prior to the Closing Date. The provisions of this Section shall survive the Closing.
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     9.2 Indemnification by Contributor. Contributor hereby indemnifies and holds the Partnership harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys’ fees) that may at any time be incurred by the Partnership, whether before or after Closing, as a result of any inaccuracy or breach by Contributor of any of its representations, warranties, covenants or obligations set forth herein or in any other document delivered by Contributor pursuant hereto except for any breach or inaccuracy of any representation or warranty as to which Contributor has given the Partnership written notice prior to Closing of the untruth or inaccuracy or of which the Partnership otherwise had actual knowledge prior to the Closing and nevertheless elected to consummate the Closing; provided, however, the foregoing knowledge limitation on Contributor’s indemnity shall not limit the Partnership’s remedy described in Section 9.3(a)(ii) hereof. The provisions of this Section shall survive the Closing of the transaction contemplated hereby for a period of twelve (12) months period following the Closing Date.
     9.3 Default by Contributor/Failure of Conditions Precedent. If any condition set forth herein for the benefit of the Partnership cannot or will not be satisfied prior to Closing, or upon the occurrence of any other event that would entitle the Partnership to terminate this Agreement and its obligations hereunder, and if Contributor fails to cure any such matter or satisfy that condition within ten (10) business days after notice thereof from the Partnership (or such other time period as may be explicitly provided for herein), the Partnership, at its option, may elect (a) to terminate this Agreement, in which event (i) the Deposit shall be promptly returned to the Partnership, (ii) if the condition which has not been satisfied is a breach of a representation, warranty or covenant, then Contributor shall be obligated upon demand to reimburse the Partnership (in a total amount not to exceed $100,000.00) for the Partnership’s actual out-of-pocket inspection, financing and other costs related to the Partnership’s entering into this Agreement, inspecting the Property and preparing for a Closing of the transaction contemplated hereby, including, without limitation, the Partnership’s attorneys’ fees incurred in connection with the preparation, negotiation and execution of this Agreement and in connection with the Partnership’s due diligence review, audits and preparation for a Closing (it being expressly recognized and acknowledged that in no event shall the Contributor have any liability hereunder in the event the condition that is not satisfied is due to Marriott’s failure to take any required action of it hereunder or the failure of the Lender to consent to the transactions contempolated hereby), and (iii) all other rights and obligations of Contributor and the Partnership hereunder (except those set forth herein which expressly survive a termination of this Agreement) shall terminate immediately; or (b) elect to proceed to Closing. If the Partnership elects to proceed to Closing and there is either a misrepresentation or breach of a warranty by Contributor (other than a breach of a representation or warranty of which the Partnership had actual knowledge prior to the Closing and nevertheless elected to consummate the Closing) or the breach of a covenant by Contributor or a failure by Contributor to perform its obligations hereunder, the Partnership shall retain all remedies accruing as a result thereof, including, but not limited to the remedy of specific performance of Contributor’s covenants and obligations and the remedy of the recovery of all reasonable damages resulting from Contributor’s breach of warranty or covenant.
     9.4 Default by the Partnership/Failure of Conditions Precedent. If any condition set forth herein for the benefit of Contributor (other than a default by the Partnership) cannot or will not be satisfied prior to Closing, and if the Partnership fails to satisfy that condition within ten (10) business days after notice thereof from Contributor (or such other time period as may be
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explicitly provided for herein), Contributor may, at its option, elect either (a) to terminate this Agreement in which event the Deposit shall be promptly returned to the Partnership and the parties hereto shall be released from all further obligations hereunder except those which expressly survive a termination of this Agreement, or (b) to waive its right to terminate, and instead, to proceed to Closing. If, prior to Closing, the Partnership defaults in performing any of its obligations under this Agreement (including its obligation to purchase the Property), and the Partnership fails to cure any such default within ten (10) business days after notice thereof from Contributor, then Contributor’s sole remedy for such default shall be to terminate this Agreement and retain the Deposit. Contributor and the Partnership agree that, in the event of such a default, the damages that Contributor would sustain as a result thereof would be difficult if not impossible to ascertain. Therefore, Contributor and the Partnership agree that, Contributor shall retain the Deposit as full and complete liquidated damages and as Contributor’s sole remedy.
     9.5 Costs and Attorneys’ Fees. In the event of any litigation or dispute between the parties arising out of or in any way connected with this Agreement, resulting in any litigation, then the prevailing party in such litigation shall be entitled to recover its costs of prosecuting and/or defending same, including, without limitation, reasonable attorneys’ fees at trial and all appellate levels. The provisions of this Section 9.5 shall survive the Closing of the transaction contemplated hereby.
     9.6 Limitation of Liability. Notwithstanding anything herein to the contrary, except in the case of fraud by either party, the liability of each party hereto resulting from the breach or default by either party shall be limited to actual damages incurred by the injured party and except in the case of fraud by either party, the parties hereto hereby waive their rights to recover from the other party consequential, punitive, exemplary, and speculative damages. The provisions of this Section 9.6 shall survive the Closing of the transaction contemplated hereby. Notwithstanding anything contained herein to the contrary notwithstanding, the liability of the Contributor under this Agreement with respect to Section 9.2 and 9.3 herein above shall be limited to the Pledged Units and neither Contributor nor any partner of Contributor shall have any personal liability hereunder with respect to such Sections 9.2 and 9.3.
ARTICLE X
RESTRICTIONS ON TRANSFER
     10.1 Restrictions on Transfer of Property by Purchaser. The Partnership hereby agrees that, during the period commencing on the Closing Date and ending on the tenth (10th) anniversary of such date (the “Protected Period”), it shall not sell, transfer, exchange or otherwise dispose of all or any portion of its interest in the Property or any other Taxable disposition of the Property, or engage in a merger, sale of all or substantially all of its assets or a liquidation or dissolution of the Partnership or modify the Existing Lien (either by repayment, in whole or in part, or by refinancing), if as a result, the Contributor or a Contributor Partner will recognize gain (other than gains resulting from normal amortization of the Existing Lien and income and gain allocated pursuant to Section 704(c) of the Code) for federal income tax purposes or recapture income under the at risk rules contained in Section 465 of the Code (a “Taxable Event”), except in connection with either (a) a like-kind exchange of the Property in
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which no gain or loss is recognized pursuant to Section 1031 of the Internal Revenue Code of 1986 (as amended, the “Code”), or (b) a transfer of the Property in a transaction described in Section 1033 of the Code.
     10.2 Fixed Charge Coverage Ratio. At all times prior to the expiration or termination of the Protected Period, Purchaser covenants and agrees that Purchaser shall not permit or suffer a violation of the Fixed Charge Coverage Ratio test as then set forth (if at all) in the Senior Credit Facility, subject to applicable grace and cure periods set forth in the Senior Credit Facility. For informational purposes only, the Fixed Charge Ratio test set forth in the Senior Credit Facility as of the Effective Date provides that the Fixed Charge Coverage Ratio for each period of four (4) consecutive fiscal quarters ended on the last day of each fiscal quarter shall not be less than 1.25:1. For purposes of this Section 10.2, the defined terms set forth in this Section 10.2 (which are not defined in Section 1.1 of this Agreement) shall have the definitions as of the Effective Date (which terms shall be deemed modified to the extent such terms may be hereafter modified in the Senior Credit Facility) as set forth on Schedule 5 attached to this Agreement.
ARTICLE XI
MISCELLANEOUS PROVISIONS
     11.1 Completeness; Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto. This Agreement may be modified only by a written instrument duly executed by the parties hereto.
     11.2 Inspection Agreement. Parties hereby agree that all provisions in the Inspection Agreement that survived the termination of the Inspection Agreement shall no longer survive and are hereby superseded by the terms of this Agreement.
     11.3 Assignments. The Partnership may assign all or any portion of its rights hereunder to one or more Affiliates of the Partnership without the consent of Contributor; however, any such assignment shall not relieve the Partnership of its obligations under this Agreement.
     11.4 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     11.5 Days. If any action is required to be performed, or if any notice, consent or other communication is given, on a day that is a Saturday or Sunday or a legal holiday in the jurisdiction in which the action is required to be performed or in which is located the intended recipient of such notice, consent or other communication, such performance shall be deemed to be required, and such notice, consent or other communication shall be deemed to be given, on the first business day following such Saturday, Sunday or legal holiday. Unless otherwise specified herein, all references herein to a “day” or “days” shall refer to calendar days and not business days.
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     11.6 Governing Law. This Agreement and all documents referred to herein shall be governed by and construed and interpreted in accordance with the laws of the state where the Property is located.
     11.7 Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement.
     11.8 Severability. If any term, covenant or condition of this Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.
     11.9 Costs. Regardless of whether Closing occurs hereunder, and except as otherwise expressly provided herein, each party hereto shall be responsible for its own costs in connection with this Agreement and the transactions contemplated hereby, including, without limitation, fees of attorneys, engineers and accountants.
     11.10 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses and with such copies as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when actually delivered to the intended recipient.

If to Contributor:	Eads Associates Limited Partnership
1735 Jefferson Davis Highway
Arlington, Virginia 22202
Attn: Robert H. Smith
Telecopy: (703) 769-1226

With a copy to:	Arthur A. Birney, Jr.
The Brick Companies
3168 Braverton Street
Edgewater, Maryland
Telecopy: (443) 951-2020

With a copy to:	Grossberg, Yochelson, Fox & Beyda, LLP
2000 L Street, N.W.
Suite 675
Washington, D.C. 20036-4907
Attn: C. Richard Beyda
Telecopy: (202) 296-7777
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If to the Partnership:	Ashford Hospitality Limited Partnership
c/o Ashford Hospitality Trust, Inc.
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
Attn: David A. Brooks and Christopher A. Peckham
Telecopy: (972) 490-9605

With a copy to:	Andrews Kurth LLP
1717 Main Street, Suite 3700
Dallas, Texas 75201
Attn: Brigitte Kimichik
Telecopy: (214) 659-4777

If to Escrow Agent:	Chicago Title Insurance Company
711 Third Avenue, 5th Floor
New York, New York 10017
Attn: Ms. Sie Cheung
Telecopy: (214) 880-9623
or to such other address as the intended recipient may have specified in a notice to the other party. Any party hereto may change its address or designate different or other persons or entities to receive copies by notifying the other party and Escrow Agent in a manner described in this Section.
     11.11 Escrow Agent. Escrow Agent referred to in the definition thereof contained in Section 1.1 hereof has agreed to act as such for the convenience of the parties without fee or other charges for such services as Escrow Agent. Escrow Agent shall not be liable: (a) to any of the parties for any act or omission to act except for its own willful misconduct or gross negligence; (b) for any legal effect, insufficiency, or undesirability of any instrument deposited with or delivered by Escrow Agent or exchanged by the parties hereunder, whether or not Escrow Agent prepared such instrument; (c) for any loss or impairment of funds that have been deposited in escrow while those funds are in the course of collection, or while those funds are on deposit in a financial institution, if such loss or impairment results from the failure, insolvency or suspension of a financial institution; (d) for the expiration of any time limit or other consequence of delay, unless a properly executed written instruction, accepted by Escrow Agent, has instructed Escrow Agent to comply with said time limit; (e) for the default, error, action or omission of either party to the escrow. Escrow Agent, in its capacity as escrow agent, shall be entitled to rely on any document or paper received by it, believed by such Escrow Agent, in good faith, to be bona fide and genuine. In the event of any dispute as to the disposition of the Deposit or any other monies held in escrow, or of any documents held in escrow, Escrow Agent may, if such Escrow Agent so elects, interplead the matter by filing an interpleader action in a court of general jurisdiction in the county or circuit where the Real Property is located (to the jurisdiction of which both parties do hereby consent), and pay into the registry of the court the Deposit, or deposit any such documents with respect to which there is a dispute in the Registry of such court, whereupon such Escrow Agent shall be relieved and released from any further liability as Escrow Agent hereunder. Escrow Agent shall not be liable for Escrow Agent’s compliance with any
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legal process, subpoena, writ, order, judgment and decree of any court, whether issued with or without jurisdiction, and whether or not subsequently vacated, modified, set aside or reversed.
     11.12 Incorporation by Reference. All of the exhibits attached hereto are by this reference incorporated herein and made a part hereof. Notwithstanding the foregoing, Contributor and the Partnership agree that to the extent any of the exhibits or schedules are not attached hereto on the date of execution of this Agreement, the parties hereto shall use their best efforts to complete and agree to such exhibits and schedules within ten (10) days after execution of this Agreement.
     11.13 Survival. All of the covenants and agreements of Contributor and the Partnership made in, or pursuant to, this Agreement shall survive Closing and shall not merge into the Deed or any other document or instrument executed and delivered in connection herewith.
     11.14 Further Assurances. Contributor and the Partnership each covenant and agree to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by either party hereto for the purpose of or in connection with consummating the transactions described herein.
     11.15 No Partnership. This Agreement does not and shall not be construed to create a partnership, joint venture or any other relationship between the parties hereto except the relationship of Contributor and the Partnership specifically established hereby.
     11.16 Time of Essence. Time is of the essence with respect to every provision hereof.
     11.17 Signatory Exculpation. The signatory(ies) for the Partnership and Contributor is/are executing this Agreement in his/their capacity as representative of the Partnership and Contributor and not individually and, therefore, shall have no personal or individual liability of any kind in connection with this Agreement and the transactions contemplated by it.
     11.18 Rules of Construction. The following rules shall apply to the construction and interpretation of this Agreement:
          (a) Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter.
          (b) All references herein to particular articles, sections, subsections, clauses or exhibits are references to articles, sections, subsections, clauses or exhibits of this Agreement.
          (c) The table of contents and headings contained herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.
          (d) Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement and have participated in the preparation of this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a
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particular party shall not be applicable in the construction and interpretation of this Agreement or any exhibits hereto.
          (e) As used herein, the term or phrases “Effective Date,” “date of this Agreement” or “date hereof” shall mean the first date Escrow Agent is in receipt of this Agreement executed by Contributor and the Partnership.
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Agreement of Purchase and Sale

     IN WITNESS WHEREOF, Contributor and the Partnership have caused this Agreement to be executed in their names by their respective duly authorized representatives.

CONTRIBUTOR:

EADS ASSOCIATES LIMITED PARTNERSHIP,
a Virginia limited partnership

BY: EADS, LLC, general partner

By:	/S/ ROBERT H. SMITH

Date of Execution:		May 18, 2006

THE PARTNERSHIP:

ASHFORD HOSPITALITY LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Ashford OP General Partner LLC,
its general partner

	By:	/S/ DAVID A. BROOKS

David A. Brooks
Vice President

Date of Execution:		May 18, 2006

Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

ESCROW AGENT:

Chicago Title Insurance Company (Escrow Agent hereby acknowledges receipt of a fully executed Agreement from both Contributor and the Partnership for purposes of Sections 11.10 and 11.17 hereof.)

By:

Name:

Title:

Date:	, 2006

RECEIPT OF ESCROW AGENT
     Chicago Title Insurance Company, as Escrow Agent, acknowledges receipt of the sum of $5,000,000.00 by check or by wire transfer from the Partnership as described in Section 2.2 of the foregoing Agreement of Purchase and Sale, said check or wire transfer to be held pursuant to the terms and provisions of said Agreement.
     DATED this ___day of May, 2006.

CHICAGO TITLE INSURANCE COMPANY

By:

Name:

Title:

Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

LIST OF EXHIBITS AND SCHEDULES

EXHIBITS
Exhibit A	—	Land
Exhibit B	—	Title Cure Obligations
Exhibit C	—	Special Warranty Bill of Sale
Exhibit D	—	Special Warranty Deed
Exhibit E	—	Assignment and Assumption Agreement (of Operating Agreements, Leased Property Agreements and Off-Site Facility Agreements)
Exhibit F	—	Assignment and Assumption of Occupancy Agreements
Exhibit G	—	Intentionally Omitted
Exhibit H	—	Registration Rights Agreement
Exhibit I	—	Partnership Amendment
Exhibit J	—	Prospective Subscriber Questionnaire
Exhibit K	—	Prospective Power of Attorney and Limited Partner Signature Page
Exhibit L	—	Partnership Letter
Exhibit M	—	Lock-Up Agreement
Exhibit N	—	Pledge and Security Agreement
Exhibit O	—	Tax Reporting and Protection Agreement

SCHEDULES
Schedule 1	—	Intentionally Omitted
Schedule 2	—	Operating Agreements and Leased Property Agreements and Off-Site Facility Agreements
Schedule 3	—	Employment Agreements
Schedule 4	—	Occupancy Agreements
Schedule 5	—	Additional Defined Terms
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

EXHIBIT A
LAND
Tract 1:
Parcel 1, containing 100,012 square feet, more or less, as shown on “Plat Showing the Resubdivision of the Property of Eads Associates, a Limited Partnership” attached to a Deed of Resubdivision and Easement recorded in Deed Book 2231, page 1330, among the land records of Arlington County, Virginia, and more particularly described as follows:
BEGINNING at the intersection of the westerly right of way line of South Jefferson-Davis Highway, U.S. Rte. 1, with the northerly right of way line of 18th Street South, said point of beginning being the southeasterly corner of property of Eads Associates as acquired in Deed Book 1997, page 1214 of the land records of Arlington County, Virginia; thence running with said northerly right of way line of 18th Street South, along the following courses and distances: S. 79° 04' 35" W. 11.74 feet of the P. C. of a curve to the left; thence continuing 83.47 feet along the arc of said curve to the left, which curve has a radius of 8,739.66 feet, the chord of which arc bears S. 78°48' 10" W, 83.47 feet to the P. T.; thence continuing S. 78°31'45" W. 53.05 feet to the P.C. of a curve to the right; thence 34.04 feet along the arc of said curve to the right, which curve has a radius of 20.00 feet, the chord of which arc bears N. 52°43'01.5" W. 30.08 feet to the P. T; thence still continuing 63.93 feet along the arc of a curve to the right, which curve has a radius of 2,919.79 feet, the chord of which arc bears S. 3°20' 17" E. 63.93 feet to a point lying in the original northerly right of way line of 18th Street South; thence still continuing S. 85°56'59'W. 30.01 feet to this intersection with the easterly right of way line of South Eads Street; thence running with said easterly right of way line of South Eads Street, 420.99 feet along the arc of a curve to the left ,which curve has a radius of 2,889.79 feet, the chord of which arc bears N. 60°52'06.5" W. 420.62 feet to the P. T; thence still continuing N 11 °02' 31" W. 97.16 feet to a point; thence departing from the easterly right of way line of South Eads Street and running through the property of Eads Associates S. 87°50'00" E. 247.90 feet to a point in the new westerly right of way line of South Jefferson-Davis Highway, U.S. Route 1; thence running with said new westerly right of way line of South Jefferson-Davis Highway, along the following courses and distances: S. 3°08'36" E. 67.80 feet; S. 86°51'24" W. 2.00 feet S. 30°8'36" E 118.00 feet; N. 86°51'24" E. 2.00 feet; S. 30°8'36" E. 15.50 feet; thence 103.46 feet along the arc of a curve to the right, which curve has a radius of 3,331.66 feet, the chord of which arc bears S. 2°15' 13.5" E. 103.45 feet; N. 88°38'09" E. 1.00 feet; thence 84.20 feet along the arc of a curve to the right, which curve has a radius of 3,332.66 feet, the chord of which arc bears S. 0 ° 38'25.5" E. 84.19 feet to a P. C. C; thence continuing 38.36 feet along the arc of a curve to the right, which curve has a radius of 2,845.79 feet, the chord of which arc bears S. 0°28' 10" W. 38.35 feet to the point of beginning; containing 100,012 square feet of land, more or less,
Tract 2:
Parcel 2B, containing 46,553 square feet, more or less, as shown on “Plat Showing the Resubdivision of the Property of Eads Associates, a Limited Partnership” attached to a Deed of Resubdivision and Easement recorded in Deed Book 2231, page 1330, among the land records of Arlington County, Virginia, and more particularly described as follows:
Exhibit A
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

BEGINNING at a point lying in the southerly right of way line of 15th Street South, said point of beginning being the P.C. of a return curve located at the intersection of the aforesaid southerly right of way line of 15th Street South with the new westerly right of way line of South Jefferson Davis Highway, U.S. Route 1 as established by the Virginia Department of Highways and Transportation, said point of beginning lying 70 feet from the Virginia Department of Highways and Transportation construction centerline of 15th Street South; thence 74.39 feet along the arc of a curve to the right, which curve has a radius of 44. 75 feet, the chord of which arc bears S, 46°02' 22.5" E. 66.12 feet to a P. R. C., said P. C. lying in the westerly right of way line of South Jefferson Davis Highway, U.S. Route 1; thence 4.02 feet along the arc of a curve to the left, which curve has a radius of 1,916.86 feet, the chord of which arc bears S. 1°31' 27.5” W., 4.02 feet to a point; thence still continuing with said right of way line N. 88°32' 09' W., 12.00 feet; thence still continuing 155.11 feet along the arc of a curve to the left, which curve has a radius of 1,928.86 feet, the chord of which arc bears S. 04°50'22.5" E. 155,07 feet to the P.T; thence still continuing S. 34°08'36" E. 29.42 feet; S. 86°51'24" W. 1.00 feet, and S. 3°08'36" E, 91.20 feet to a point; thence departing from said right of way line and crossing the lands of Eads Associates as same appears duly platted and recorded in Deed Book 1997, page 1214, among the land records of Arlington County, Virginia, N. 87°50' 00" W. 247.90 feet to a point, said point lying in the easterly right of way line of South Eads Street (25 feet distant from the centerline thereof); thence running with a portion of said easterly right of way line of South Eads Street, N. 11°02'31" W. 35.63 feet to a point, said point being the southwesterly corner of the property of Eads Condominium Corp. as same appears duly recorded in Deed Book 2171, page 100, among the aforesaid land records; thence departing from said street line and running with the southerly and easterly boundary of the property of Eads Condominium Corp. along the following courses and distances: S. 87°50'00" E. 79.20 feet; N. 02°10' 00" E. 75.96 feet; N 42°50' 00" W. 26.63 feet; N. 47°10' 00" E. 63.92 feet; N. 2°10' 00" E. 4.71 feet; N. 42°50' 00" W. 13.42 feet; N. 47°10' 00" E. 35.06 feet; N. 24°10' 00" E. 16.38 feet; N. 47°10' 00" E. 23.74 feet; S. 87°50' 00" E. 16.38 feet; N. 47°10' 00" E. 33.11 feet; N. 2°10' 00" E. 31.11 feet; N. 87°50' 00" W., 18.36 feet and N. 2°10' 00" E. 17.72 feet to a point, said point lying in the aforementioned southerly right of way line of 15th Street South (70 feet distant from the VDH&T construction centerline); thence running with a portion of the new southerly right of way line of 15th Street South, N. 86°20'11" E. 41.52 feet to the point of beginning, containing 46,553 square feet of land, more or less.
AND BEING a portion of the same property conveyed to EADS Associates, a Virginia limited partnership, by deed from Washington Brick and Terra Cotta Company, a Virginia limited partnership, dated August 15,1979, and recorded September 25, 1979, in Deed Book 1997, page 1214 among the land records of Arlington County, Virginia.
Tract 3:
TOGETHER WITH non-exclusive easements for pedestrian and vehicular ingress and egress to and from the underground parking garages of Phase 11 and the Residential Building as defined in Paragraph 1(a) of that certain Easement Agreement by and between EADS CONDOMINIUM CORPORATION, a Virginia corporation, and EADS ASSOCIATES, a Virginia limited partnership, dated August 28, 1986, and recorded September 2, 1986, in Deed Book 2232, page 1307.
Exhibit A
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

EXHIBIT B
TITLE CURE OBLIGATIONS
1.	All “Special Requirements” set forth in Schedule B and “Requirements” set forth in Schedule B — Section 1 of the Title Commitment, must be satisfied except as set forth in item 2 below.

2.	The underlying liens to be assumed and set forth in Item 5 of the Title Commitment should be reviewed and edited to accurately describe the liens to be assumed and should appear in the final Title Policy as an exception to title.

3.	Seller shall use commercially reasonable efforts to provide a good standing/estoppel certificate executed by the parties to the easement agreement contained in Schedule B — Section 2, Item 14 of the Title Commitment, in form and substance acceptable to the Partnership prior to Closing.

4.	The Lease evidenced by the Memorandum of Lease referenced in Schedule B — Section 2, Item 15 of the Title Commitment shall be terminated and the Memorandum of Lease shall be removed as an exception to title.
Exhibit B
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

EXHIBIT C
SPECIAL WARRANTY BILL OF SALE
     For Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership (“Contributor”), hereby conveys to                                         , a                                          (“the Partnership”) all of the following (collectively, the “Personal Property”):
     (i) all items of Tangible Personal Property (as defined in that certain Agreement of Purchase and Sale dated                     , 2006, by and between Contributor and the Partnership (the “Agreement”)), except any Tangible Personal Property leased by Contributor;
     (ii) to the extent transferable, all of the Intangible Personal Property (as defined in the Agreement);
     (iii) all subsisting and assignable Warranties and Guaranties (as defined in the Agreement); and
     (iv) all petty cash funds used in connection with hotel guest operations at the Property.
     TO HAVE AND TO HOLD the Personal Property, together with any rights and appurtenances thereto, unto the Partnership, its successors and assigns, and Contributor agrees to WARRANT AND FOREVER DEFEND, all and singular, the Personal Property unto the Partnership, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Contributor, but not otherwise.
     IN WITNESS WHEREOF, Contributor has executed this Bill of Sale effective as of _________, 2006.

CONTRIBUTOR:

EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership

By:

Its General Partner

By:

Its General Partner
Exhibit C
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

EXHIBIT D
SPECIAL WARRANTY DEED

STATE OF VIRGINIA	§
	§	KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF	§
     THAT EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership (hereinafter called “Grantor”), for and in consideration of the sum of TEN AND NO/100 Dollars ($10.00) and other good and valuable consideration in hand paid by                                         , a                                          (hereinafter called “Grantee”), whose mailing address is c/o Ashford Hospitality Trust, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD AND CONVEYED and by these presents does GRANT, SELL AND CONVEY unto Grantee all of Grantor’s rights, titles, powers, privileges, and interests in and to that certain real property situated in                      County, Virginia, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Land”), together with all rights, titles, benefits, easements, privileges, remainders, tenements, hereditaments, interests, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Grantor therein, in and to adjacent strips and gores, if any, between the Land and abutting properties, and in and to adjacent streets, highways, roads, alleys or rights-of-way, and the beds thereof (except to the extent, if any, that such easements, or such strips or gores or such streets, highways, roads, alleys or rights-of-way abut or provide access to or benefit other properties owned by Grantor), either at law or in equity, in possession or expectancy, now or hereafter acquired (all of the above-described properties together with the Land are hereinafter collectively referred to as the “Property”).
     This conveyance is made and accepted subject and subordinate to (a) standby fees, taxes and assessments by any taxing authority for the current year, and subsequent years, and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, which standby fees, taxes and assessments Grantee assumes and agrees to pay, (b) zoning laws and regulations and ordinances of municipal and other governmental authorities affecting the Property, and (c) the matters set forth on Exhibit B attached hereto and made a part hereof for all purposes (all of those items described in (a) through (c) above are hereinafter collectively referred to as the “Permitted Encumbrances”).
     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in any wise belonging unto Grantee, Grantee’s heirs, executors, administrators, personal representatives, successors and assigns forever and subject to the Permitted Encumbrances, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, Grantee’s heirs, executors, administrators, personal representatives, successors and assigns, against every
Exhibit D
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Permitted Encumbrances.
EXECUTED this ___day of                     , 2006, to be effective for all purposes as of the ___day of                     , 2006.

GRANTOR:

EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership

By:

Its General Partner

By:

Its General Partner

STATE OF VIRGINIA	§
§
COUNTY OF	§
     BEFORE ME, the undersigned authority, on this day personally appeared                                         , the General Partner of EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited partnership.
     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ___day of                     , 2006.

Notary Public in and for County, Virginia
My Commission Expires:

Exhibit D
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

2

STATE OF VIRGINIA	§
§
COUNTY OF	§

     BEFORE ME, the undersigned authority, on this day personally appeared                                         , the General Partner of EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited partnership.
     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ___day of                     , 2006.

Notary Public in and for County, Virginia
My Commission Expires:

After recording this documents
should be returned to:
Brigitte Kimichik
Andrews Kurth LLP
1717 Main Street, Suite 3700
Dallas, Texas 75201
Exhibit D
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

3

Exhibit A to Special Warranty Deed
Description of Land
Exhibit D
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

4

Exhibit B to Special Warranty Deed
Permitted Exceptions
Exhibit D
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

5

EXHIBIT E
ASSIGNMENT AND ASSUMPTION AGREEMENT
(OF OPERATING AGREEMENTS, LEASED PROPERTY AGREEMENTS
AND OFF-SITE FACILITY AGREEMENTS)
     For Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership (“Contributor”) hereby assigns and delegates to ___________________________, a _________(“Assignee”) all of its right, title and interest in and to the following:
               (i) all Operating Agreements (as defined in that certain Agreement of Purchase and Sale dated ______, 2006, by and between Contributor and Assignee (the “Agreement”)) with respect to the Property (as defined in the Agreement), and listed on Exhibit A attached hereto;
               (ii) all Leased Property Agreements (as defined in the Agreement) described on Exhibit A attached hereto;
               (iii) all Off-Site Facility Agreements (as defined in the Agreement) described on Exhibit A attached hereto;
     Assignee hereby assumes and agrees to perform all of the obligations of Contributor under the Operating Agreements, Leased Property Agreements and Off-Site Facility Agreements (collectively the “Assigned Agreements”), to the extent any such obligations accrue and are applicable to periods from and after the date hereof or which accrue prior to the date hereof for which Assignee received a credit on the closing statement of even date herewith between the parties (or pursuant to any post-closing adjustment thereof).
     Contributor hereby agrees to indemnify, defend and hold harmless Assignee and its affiliates from and against any and all liabilities, claims, costs and expenses, including, without limitation, reasonable attorney’s fees, relating to acts or omissions accruing under the Assigned Agreements prior to the date hereof. Assignee hereby agrees to indemnify, defend and hold harmless Contributor and its affiliates from and against any and all liabilities, claims, costs and expenses, including, without limitation, reasonable attorney’s fees, relating to acts or omissions accruing under the Assigned Agreements from and after the date hereof or with respect to obligations otherwise assumed by Assignee herein.
     If any litigation between Contributor and Assignee arises out of the obligations of the parties under this Assignment and Assumption Agreement or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such litigation including, without limitation, reasonable attorneys’ fees.
     This Assignment and Assumption Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an
Exhibit E
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

original and all of which shall constitute one and the same instrument. Telecopied signatures shall have the same valid and binding effect as original signatures.
     IN WITNESS WHEREOF, Contributor and Assignee have executed this Assignment as of _______________, 2006.

CONTRIBUTOR: EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership
By:
Its General Partner

By:

Its General Partner

ASSIGNEE:
_____________________________________________________________, a ____________________________

By:
Name:
Title:
Exhibit E
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

2

Exhibit A to Assignment and Assumption Agreement
OPERATING AGREEMENTS, LEASED PROPERTY
AGREEMENTS AND OFF SITE FACILITY AGREEMENTS
Exhibit E
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

3

EXHIBIT F
ASSIGNMENT OF ASSUMPTION OCCUPANCY AGREEMENTS
     For Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership (“Contributor”), hereby assigns to ________________________, a _________(“Assignee”) all of its right, title and interest in and to the Occupancy Agreements, as defined in that certain Agreement of Purchase and Sale dated _________, 2006, by and between Contributor and Assignee (the “Agreement”), listed on Exhibit A attached hereto. Assignee hereby assumes and agrees to perform all of the obligations of Contributor under the Occupancy Agreements to the extent any such obligations accrue and are applicable to periods from and after the date hereof or which accrue prior to the date hereof for which Assignee received a credit on the closing statement of even date herewith between the parties (or pursuant to any post-closing adjustment thereof).
     Contributor hereby agree to indemnify, defend and hold harmless Assignee and its affiliates from and against any and all liabilities, claims, costs and expenses, including, without limitation, reasonable attorney’s fees, relating to acts or omissions accruing under the Occupancy Agreements prior to the date hereof. Assignee hereby agrees to indemnify, defend and hold harmless Contributor and its affiliates from and against any and all liabilities, claims, costs and expenses, including, without limitation, reasonable attorney’s fees, relating to acts or omissions accruing under the Occupancy Agreements from and after the date hereof or with respect to obligations otherwise assumed by Assignee herein.
     If any litigation between Contributor and Assignee arises out of the obligations of the parties under this Assignment of Occupancy Agreements or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such litigation including, without limitation, reasonable attorneys’ fees.
     This Assignment of Occupancy Agreements may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument. Telecopied signatures may be attached hereto and shall have the same valid and binding effect as original signatures.
Exhibit F
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

     IN WITNESS WHEREOF, Contributor and Assignee have executed this Assignment of Occupancy Agreements as of _________, 2006.

CONTRIBUTOR: EADS ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership
By:
Its General Partner

By:
Its General Partner

ASSIGNEE:
_____________________________________________________________, a ____________________________

By:
Name:
Title:
Exhibit F
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

2

Exhibit A to Assignment of Occupancy Agreements
Occupancy Agreements
Exhibit F
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

3

EXHIBIT G
[INTENTIONALLY OMITTED]
Exhibit G
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

EXHIBIT H
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT, dated as of ________________________, 20____________, is entered into by and between Ashford Hospitality Trust, Inc., a Maryland corporation (the “Company”) and each holder of common partnership units in Ashford Hospitality Limited Partnership, a Delaware limited partnership (the “Operating Partnership”) whose name is set forth on the signature page hereto (the “Unit Holder”).
RECITALS
     WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated as of _________, 2006 (the “Closing Date”), between the Operating Partnership and the Unit Holder, the Operating Partnership and the Unit Holder will engage in a transaction (the “Transaction”) whereby the Unit Holder will convey to the Operating Partnership its interest in a certain property in exchange for common partnership units (“OP Units”) in the Operating Partnership;
     WHEREAS, pursuant to the Partnership Agreement (as defined below), OP Units owned by the Unit Holder will be redeemable for cash or exchangeable for shares of Common Stock of the Company upon the terms and subject to the conditions contained in the Partnership Agreement.
     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:
     “Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.
     “Articles of Incorporation” means the Articles of Amendment and Restatement of the Company as filed with the Secretary of State of the State of Maryland on July 28, 2003, as the same may be amended, modified or restated from time to time.
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

     “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in Dallas, Texas are authorized or required by law, regulation or executive order to close.
     “Commission” means the Securities and Exchange Commission.
     “Common Stock” means the Company’s common stock, $0.01 par value.
     “Demand Registration” means a Demand Registration as defined in Section 2.2.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
     “Exchangeable OP Units” means OP Units which may be redeemable for cash or, at the sole and absolute discretion of the Company, exchangeable for Common Stock pursuant to Section 7.4 of the Partnership Agreement (without regard to any limitations on the exercise of such exchange right as a result of the Ownership Limit Provisions).
     “Holder” means any Initial Holder who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) to the extent (x) permitted under the Partnership Agreement and (y) such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.
     “Immediate Family” of any individual means such individual’s estate and heirs or current spouse, or former spouse, parents, parents-in-law, children (whether natural or adoptive or by marriage), siblings and grandchildren and any trust or estate, all of the beneficiaries of which consist of such individual or any of the foregoing.
     “Initial Holder” means (i) the Unit Holder, (ii) any partner, member or stockholder of the Unit Holder, (iii) any Affiliate of any such partner, member or stockholder, and (iv) the Immediate Family of any of the foregoing.
     “Ownership Limit Provisions” mean the various provisions of the Company’s Charter set forth in Article VI thereof restricting the ownership of Common Stock by Persons to specified percentages of the outstanding Common Stock.
     “Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of August 29, 2003, as the same may be amended, modified or restated from time to time.
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

2

     “Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Piggy-Back Registration” means a Piggy-Back Registration as defined in Section 2.3.
     “Registrable Securities” means shares of Common Stock of the Company at any time owned, either of record or beneficially, by any Holder which are issuable or issued upon exchange of Exchangeable OP Units issued pursuant to the Transaction and any additional Common Stock issued as a dividend, distribution or exchange for, or in respect of such shares until
     (i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement;
     (ii) such shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or under which such shares may be sold pursuant to Rule 144(k);
     (iii) such shares held by such Person may be sold pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act; or
     (iv) such shares have been otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold without restriction under the Securities Act;
provided, however, that “Registrable Securities” for purposes of the indemnification obligations contained in Sections 2.7 and 2.8 shall mean all shares that are registered on the applicable Shelf Registration, Demand Registration or Piggy-Back Registration, notwithstanding that such shares may not otherwise be “Registrable Securities” by operation of clause (iii) above.
     “Securities Act” means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.
     “Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.
     “Shelf Registration Statement” means a shelf registration statement as defined in Section 2.1.
     “Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

3

ARTICLE II
REGISTRATION RIGHTS
     Section 2.1 Shelf Registration. Commencing on or after the date which is fifty weeks after the Closing Date, the Company shall prepare and file a “shelf” registration statement with respect to the issuance and the resale of the shares of Common Stock issuable upon the exchange of Exchangeable OP Units issued to the Unit Holder in the Transaction and the resale of any other Registrable Securities on an appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) and shall use its best efforts to cause the Shelf Registration Statement to be declared effective on or as soon as practicable thereafter, and to keep such Shelf Registration Statement continuously effective for a period ending when all shares of Common Stock covered by the Shelf Registration Statement are no longer Registrable Securities. In the event that the Company fails to file, or if filed fails to maintain the effectiveness of, a Shelf Registration Statement, the Holders of Registrable Securities may make a written request for a Demand Registration (as defined below) pursuant to Section 2.2 herein or participate in a Piggy Back Registration (as defined below) pursuant to Section 2.3 herein; provided, further, that if and so long as a Shelf Registration Statement is on file and effective, then the Company shall have no obligation to effect a Demand Registration or allow participation in a Piggy Back Registration.
     Section 2.2 Demand Registration.
     (a) Request for Registration. Subject to Section 2.1 hereof, commencing on or after the date which is one year after the Closing Date, Holders of Registrable Securities may make a written request for registration under the Securities Act of all or part of its or their Registrable Securities (a “Demand Registration”); provided, that the Company shall not be obligated to effect more than one Demand Registration in any twelve month period and not more than two such Demand Registrations in total; and provided, further, that the Holders making such written request number shall propose the sale of at least 100,000 shares of Registrable Securities (such number to be adjusted successively in the event the Company effects any stock split, stock consideration or recapitalization after the date hereof) or such lesser number of Shares if such lesser number is all of the Registrable Shares owned by the Holders. Any such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Within ten (10) days after receipt of such request, the Company will give written notice of such registration request to all other Holders of the Registrable Securities and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the receipt by the applicable Holder of the Company’s notice. Each such request will also specify the number of shares of Registrable Securities to be registered and the intended method of disposition thereof.
     (b) Effective Registration. A registration will not count as a Demand Registration until it has become effective and has remained effective and available for at least 180 days.
     (c) Selling Holders Become Party to Agreement. Each Holder acknowledges that by asserting or participating in its registration rights pursuant to this Article II, he or she may
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

4

become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.
     (d) Priority on Demand Registrations. If the Holders of a majority of shares of the Registrable Securities to be registered in a Demand Registration so elect by written notice to the Company, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select the book-running managing Underwriter in connection with any such Demand Registration; provided that such managing Underwriter must be reasonably satisfactory to the Holders of a majority of the shares of the Registrable Securities. The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to a majority of the Holders making such Demand Registration. To the extent 10% or more of the Registrable Securities so requested to be registered are excluded from the offering in accordance with Section 2.4, the Holders of such Registrable Securities shall have the right to one additional Demand Registration under this Section in such twelve-month period with respect to such Registrable Securities.
     Section 2.3 Piggy-Back Registration. Subject to Section 2.1 hereof, if the Company proposes to file a registration statement under the Securities Act with respect to an underwritten equity offering by the Company for its own account or for the account of any of its respective securityholders of any class of security other than (i) any registration statement filed by the Company under the Securities Act relating to an offering of Common Stock for its own account as a result of the exercise of the exchange rights set forth in Section 7.4 of the Partnership Agreement, (ii) any registration statement filed in connection with a demand registration other than a Demand Registration under this Agreement or (iii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) filed in connection with an exchange offer or offering of securities solely to the Company’s existing securityholders, then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than ten (10) days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a “Piggy-Back Registration”). The Company shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein.
     Section 2.4 Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.2 or 2.3 deliver a written opinion to the Company and the Holders of the Registrable Securities included in such offering that (i) the size of the offering that the Holders, the Company and such other persons intend to make or (ii) the kind of securities that the Holders, the Company and/or any other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

5

     (A) if the size of the offering is the basis of such Underwriter’s opinion, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the number of Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; provided that, in the case of a Piggy-Back Registration, if securities are being offered for the account of other Persons as well as the Company, then with respect to the Registrable Securities intended to be offered by Holders, the proportion by which the amount of such class of securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other Persons is reduced; and
     (B) if the combination of securities to be offered is the basis of such Underwriter’s opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)) or (y) if the actions described in clause (x) would, in the judgment of the managing Underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.
     Section 2.5 Registration Procedures; Filings; Information. In connection with any Shelf Registration Statement under Section 2.1 or whenever Holders request that any Registrable Securities be registered pursuant to Section 2.2 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:
     (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on Form S-3 if registered pursuant to Section 2.1 and if registered pursuant to any other section of this Agreement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 270 days; provided that if the Company shall furnish to the Holders making a request pursuant to Section 2.2 a certificate signed by either its Chairman, Chief Executive Officer or President stating that in his or her good faith judgment it would be significantly disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 180 days within which to file such registration statement measured from the date of receipt of the request in accordance with Section 2.2.
     (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

6

amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request to facilitate the disposition of the Registrable Securities owned by such Selling Holder.
     (c) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.
     (d) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.
     (e) The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.
     (f) The Company will enter into customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as are reasonably required to expedite or facilitate the disposition of such Registrable Securities.
     (g) The Company will make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

7

confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.
     (h) The Company will furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) if eligible under SAS 100, a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefor reasonably requests.
     (i) The Company will otherwise comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).
     (j) The Company will use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.
     The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.
     Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

8

prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing expressly for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(e) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.5(e) hereof.
     Section 2.6 Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.5(h) hereof), and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.
     Section 2.7 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein. The Company also agrees to indemnify any Underwriters of the
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

9

Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 2.7, provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter of the Registrable Securities from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities which are the subject thereof if such person did not receive a copy of the prospectus (or the prospectus as supplemented) at or prior to the confirmation of the sale of such Registrable Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as supplemented). The indemnity provided for in this Section 2.7 shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder.
     Section 2.8 Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information relating to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.7. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 2.8. The liability of any Selling Holder pursuant to this Section 2.8 may, in no event, exceed the net proceeds received by such Selling Holder from sales of Registrable Securities giving rise to the indemnification obligations of such Selling Holder.
     Section 2.9 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.7 or 2.8, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

10

Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.7 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.8, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 Business Days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.
     Section 2.10 Contribution. If the indemnification provided for in Section 2.7 or 2.8 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

11

before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total commissions and discounts received by such Underwriter in connection with the sale of the securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the securities of such Selling Holder to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.10 are several in proportion to the net proceeds of the offering received by such Selling Holder bears to the total net proceeds of the offering received by all the Selling Holders and not joint.
     Section 2.11 Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

12

     Section 2.12 Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
     Section 2.13 Holdback Agreements.
     (a) Restrictions on Public Sale by Holder of Registrable Securities. To the extent not inconsistent with applicable law and except with respect to a shelf registration (including the Shelf Registration Statement), each Holder whose securities are included in a registration statement agrees not to effect any sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested in writing by the Company in the case of a non-underwritten public offering or if and to the extent requested in writing by the managing Underwriter or Underwriters in the case of an underwritten public offering.
     (b) Restrictions on Public Sale by the Company and Others. The Company agrees that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any securities similar to those being registered in accordance with Section 2.2 or Section 2.3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement (except as part of such registration statement where the Holders of a majority of the Registrable Securities to be included in such registration statement consent or as part of registration statements filed as set forth in Section 2.3(i) or (iii)), if and to the extent requested in writing by the Company in the case of a non-underwritten public offering or if and to the extent requested in writing by the managing Underwriter or Underwriters in the case of an underwritten public offering, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.
     (c) Temporary Suspension of Rights to Sell Based on Confidential Information. If the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under Section 2.1 or a Demand Registration under Section 2.2 hereof or the use of any related prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company’s ability to consummate a significant transaction (the “Confidential
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

13

Information”), and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration shall be suspended until the earlier of (i) the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.12(c) is no longer necessary and (ii) 180 days; provided, however, no such 180-day period shall be successive with respect to the same Confidential Information. The Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary. Nothing in this Section 2.12(c) shall prevent a Holder from offering, selling or distributing pursuant to Rule 144 at any time.
     (d) Temporary Suspension of Rights to Sell Based on Exchange Act Reports not yet Filed or Regulation S-X. If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Act, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement, and the Company shall notify the Holders as promptly as practicable when such suspension is no longer required. Nothing in this Section 2.12(d) shall prevent a Holder from offering, selling or distributing pursuant to Rule 144 at any time.
ARTICLE III
MISCELLANEOUS
     Section 3.1 New York Stock Exchange Listing. In the event that the Company shall issue any Common Stock in exchange for OP Units pursuant to Section 7.4 of the Partnership Agreement, then in any such case the Company agrees to cause any such shares of Common Stock to be listed on the New York Stock Exchange prior to or concurrently with the issuance thereof by the Company.
     Section 3.2 Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

14

     Section 3.3 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.
     Section 3.4 Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery to the address set forth on the signature page hereto, or to such other address and to such other Persons as any party hereto may hereafter specify in writing.
     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.
     Section 3.5 Successors and Assigns. Except as expressly provided in this Agreement the rights and obligations of the Initial Holders under this Agreement shall not be assignable by any Initial Holder to any Person that is not an Initial Holder. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.
     Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.
     Section 3.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to the choice of law provisions thereof.
     Section 3.8 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
     Section 3.9 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

15

to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
     Section 3.10 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     Section 3.11 No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies or other benefits under or by reason of this Agreement.
Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

16

[Registration Rights Agreement Signature Page]
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY: ASHFORD HOSPITALITY TRUST, INC.
By:
Name:
Title:

Address: 14185 Dallas Parkway, Suite 1100 Dallas, Texas 75254 UNIT HOLDER:

_____________________________________________________________, a ___________________________________________________________

By:
Name:
Title:

Address:

Exhibit H
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

17

EXHIBIT I
PARTNERSHIP AMENDMENT
AMENDMENT NO. 5
TO
SECOND AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
ASHFORD HOSPITALITY LIMITED PARTNERSHIP
                    , 2006
     This Amendment No. 5 to the Second Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership (this “Amendment”) is made as of                                         , 2006 by Ashford OP General Partner, LLC, a Delaware limited liability corporation, as general partner (the “General Partner”) of Ashford Hospitality Limited Partnership, a Delaware limited partnership (the “Partnership”), pursuant to the authority granted to the General Partner in the Second Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, dated as of April 6, 2004 (as subsequently amended September 2, 2004, September 22, 2004, December 30, 2004 and March 16, 2005, the “Partnership Agreement”), for the purpose of issuing additional Partnership Units in the form of Class B Common Partnership Units. Capitalized terms used and not defined herein shall have the meanings set forth in the Partnership Agreement.
     WHEREAS, the General Partner has determined that it is necessary and desirable to amend the Partnership Agreement to create and issue additional Partnership Units in the form of Class B Common Partnership Units.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:
     1. Article 1 of the Partnership Agreement is hereby amended to amend and restate the following definitions in their entirety:
     “Class B Common Partnership Interest” shall mean an ownership interest in the Partnership, other than a Preferred Partnership Interest or a Common Partnership Interest, and shall include any and all benefits to which the holder of such an ownership interest may be entitled as provided in this Agreement or the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Act.
     “Class B Common Partnership Unit” shall mean a fractional, undivided share of the Class B Common Partnership Interests of all Partners issued hereunder, each of which Class B Common Partnership Unit shall be treated as a Common Partnership Unit for all purposes of this Agreement and shall be subject to the same rights, privileges, qualifications, limitations and other characteristics as a Common Partnership Unit and all references to Class B Common

Partnership Units in this Agreement shall be deemed to be references to Common Partnership Units as well as Class B Common Partnership Units, except, in each case, (i) in lieu of receiving distributions by the Partnership to holders of Common Partnership Units, each holder of a ClassB Common Partnership Unit shall be entitled to the payment of the Class B Common Partnership Unit Return; (ii) the Class B Common Partnership Unit Return shall have priority over the payment of any cash distribution with respect to a Common Partnership Unit pursuant to Section 8.1(a) of the Partnership Agreement (while still being junior in priority to the payment of any cash distribution with respect to a Preferred Unit); and the Partnership or a holder of the Class B Common Partnership Unit shall have the right to redeem the Class B Common Partnership Units, in whole or in part, from time to time, at any time after the tenth (10th) anniversary of the date of this Amendment, in exchange for an equivalent number of Common Units.
     “Class B Common Partnership Unit Return” shall mean, as to each Class B Common Partnership Unit that has not yet then been redeemed by the Partnership: (i) for the period commencing on the date of this Amendment and ending on the last day of the calendar quarter in which the date of this Amendment shall occur (the “Initial Period”), a cash distribution equal to $                    , divided by the number of days in such calendar quarter, times the number of days in the Initial Period, divided by the number of Class B Common Partnership Units issued on the date of this Amendment, (ii) for the three-year period commencing on first day of the calendar quarter following the Initial Period and ending on the third anniversary of such date, a cumulative quarterly cash distribution equal to $                     divided by the number of Class B Common Partnership Units issued on the date of this Amendment, and (iii) thereafter, a cumulative quarterly cash distribution equal to $                     divided by the number of Class B Common Partnership Units issued on the date of this Amendment.
     2. Section 5.1(a) of the Partnership Agreement is hereby amended as follows:
(a) Section 5.1(a)(iii) is hereby amended and restated in its entirety as follows:
Third, to the holders of Common Partnership Units in accordance with their Common Percentage Interests until the holders of Class B Common Partnership Units have been allocated an amount equal to the total amount distributed to such holders pursuant to Section 8.1(a) for such year.
(b) Section 5.1(a)(iv) is hereby amended and restated in its entirety as follows:
Fourth, any remaining profits shall be allocated to the holders of Common Partnership Units, other than holders of Class B Common Partnership Units, in accordance with their Common Percentage Interests (calculated without giving effect to the Class B Partnership Units then outstanding).
     3. Section 7.1(d) of the Partnership Agreement is hereby deleted in its entirety.

2

     4. Section 8.1(a) of the Partnership Agreement is hereby amended and restated in its entirety as follows:
(a) The General Partner shall cause the Partnership to distribute on a quarterly basis such portion of the Cash Flow of the Partnership as the General Partner shall determine in its sole discretion. Except as provided in Section 10.4, such distributions shall be made to the Partners who are Partners on the applicable record date as follows:
first, to the holders of the Preferred Partnership Units, an amount equal to the unpaid portion of the Preferred Return due to the holder of the Preferred Partnership Units on the applicable Partnership Record Date, as determined pursuant to the applicable exhibit hereto setting forth the terms of such Preferred Partnership Units;
second, to all Partners who are Partners on the applicable Partnership Record Date and who beneficially own Class B Common Partnership Units, the Class B Common Partnership Unit Return, including any accrued accumulated but previously unpaid Class B Common Partnership Unit Return, if any; and
third, to all Partners who are Partners on the applicable Partnership Record Date and who beneficially own Common Partnership Units (other than Class B Common Partnership Units), in accordance with their respective Common Percentage Interests;
provided, however, if for any Common Unit Distribution Period, a Newly Issued Common Unit is outstanding on the Partnership Record Date for such period, there shall not be distributed in respect of such Newly Issued Common Unit the amount (the “Full Distribution Amount”) that would otherwise be distributed in respect of such Unit in accordance with its respective Common Percentage Interest, but rather, the General Partner shall cause to be distributed with respect to each such Newly Issued Common Unit an amount equal to the Full Distribution Amount multiplied by a fraction, the numerator of which equals the number of days such Newly Issued Common Unit has been outstanding during the Distribution Period and the denominator of which equals the total number of days in such Common Unit Distribution Period.
Any Cash Flow not distributed to the holders of Units by operation of this provision shall be retained by the Partnership and applied toward future distributions or payment of Partnership expenses.

3

     5. Section A.10. of Exhibit B of the Partnership Agreement is hereby amended and restated in its entirety as follows:
Notwithstanding any provision of the Partnership Agreement to the contrary, Nonrecourse Deductions for any fiscal or other period shall be specially allocated to the Partners in the manner set forth in Section 5.1(b)(iii) of the Partnership Agreement.
     6. In accordance with Section 4.3 of the Partnership Agreement, set forth in Exhibit J hereto are the terms and conditions of the Class B Common Partnership Units established and issued on the date of this Amendment, in consideration of certain contributions to the Partnership, and the Partnership Agreement is amended to incorporate such Exhibit J as Exhibit J thereto. Also in accordance with Section 4.3 of the Partnership Agreement, the Partnership Agreement is hereby amended to replace Exhibit A thereto with a revised Exhibit A, attached hereto, to reflect the issuance of such Class B Common Partnership Units.
     7. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.
     8. This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to conflicts of law.
     9. If any provision of this Amendment is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

4

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

ASHFORD OP GENERAL PARTNER, LLC, a Delaware limited liability corporation, as General Partner of Ashford Hospitality Limited Partnership
By:
David A. Brooks, Vice President

Exhibit I
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

5

EXHIBIT J TO PARTNERSHIP AGREEMENT
DESIGNATION OF INTERESTS ISSUED TO CRYSTAL CITY LIMITED PARTNERS
     Pursuant to Section 4.3(a)(i) of the Second Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership (the “Agreement”), to which this Exhibit J is attached, the General Partner has caused the Partnership to issue additional Partnership Interests in the form of Class B Common Partnership Units in the number and to the respective Persons set forth below (collectively, the “Crystal City Limited Partners”). The Class B Common Partnership Units issued to the Crystal City Limited Partners shall be governed by the terms of the Agreement subject to the following:
1.	Definitions. The following terms are hereby defined as follows for purposes of Amendment No. 5 to the Agreement with respect to the Crystal City Limited Partners, any transferees of such Crystal City Limited Partners in a Crystal City Permitted Disposal and the Class B Common Partnership Units acquired by such persons on , 2006:
          “Crystal City Limited Partners” means:

Class B Common
Partnership
Name of Crystal City Limited Partner	Units Issued

     “Crystal City Permitted Disposal” means a transfer by a Crystal City Limited Partner of Class B Common Partnership Units:
     (i) to any Person who, on the date of such proposed transfer is either a partner, member or shareholder of such Crystal City Limited Partner, provided that such transferee satisfies all criteria for transfer applicable to such transferee, as set forth in the Partnership Agreement or that certain Contribution Agreement between the Partnership
Exhibit I
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

6

and Eads Associates Limited Partnership, dated as of                     , 2006 and agrees in writing to be bound by all of the terms and conditions of the Partnership Agreement; or
     (ii) in connection with a pledge, delivery or other grant of a security interest in the Class B Common Partnership Units held by a Crystal City Limited Partner or a transfer under clause (i) for the purpose of securing a bona fide lending transaction.
     “Lock-Up Agreement” shall mean the Lock-Up Agreement dated as of                     , 2006, executed by the Crystal City Limited Partners in favor of the Company.
     “Lock-Up Period” shall mean (i) a period of one (1) year from the date of this Amendment with respect to all of the Class B Common Partnership Units issued to the Crystal City Limited Partners on such date, (ii) for a period of eighteen (18) months from the date of this Amendment with respect to two-third of the Class B Common Partnership Units issued to each of the Crystal City Limited Partners on such date, and (iii) for a period of twenty-four (24) months from the date of this Amendment with respect to one-third of the Class B Common Partnership Units issued to each of the Crystal City Limited Partners on such date.
2.	Amendment with respect to Section 9.5:
     The consent required by Section 9.5(a) shall not be required in the event of a Crystal City Permitted Disposal.
3.	Amendment with respect to Section 9.6(a)(i):
     Section 9.6(a)(i) shall not apply in the case of an assignee resulting from a Crystal City Permitted Disposal.
4.	Amendment to Exhibit A:
     Exhibit A shall be and is revised as of the date hereof to reflect the Crystal City Limited Partners and their respective ownership of Class B Common Partnership Units, as set forth in Item No. 1 above, as well as the agreed values and percentages attributable thereto.
5.	Amendment to Exhibit B: The following sentence is added as the final sentence of Section A.3. of Exhibit B of the Partnership Agreement:
Notwithstanding the foregoing, the Book-Tax Difference with respect to the “Property” as defined in the Contribution Agreement between the Partnership and Eads Associates Limited Partnership, dated as of                     , 2006, shall be accounted for as provided in Article 6 of the Tax Protection Reporting Agreement between the Partnership and Eads Associates Limited Partnership, dated as of                     , 2006.
     6. This Exhibit J is incorporated into and has become a part of the Agreement effective as of                     , 2006.
Exhibit I
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

7

EXHIBIT J
Name: ______________________
PROSPECTIVE SUBSCRIBER QUESTIONNAIRE

Ashford Hospitality Limited Partnership
14185 Dallas Parkway
Suite 1100
Dallas, Texas 75254

     The units of limited partnership interest (the “Units”) of Ashford Hospitality Limited Partnership (the “Operating Partnership”) are being offered without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states. The Units are being offered in reliance on an exemption from registration under Regulation D of the Securities Act (“Regulation D”) and similar state law exemptions. To satisfy the requirements of Regulation D and applicable state law exemptions, the Operating Partnership must determine whether a prospective unitholder meets that Regulation D and state law definitions of “accredited investor” before selling (or, in some states, offering) securities to such person. This Questionnaire is intended to assist the Operating Partnership in making this determination.
     Please complete, execute and date this Prospective Subscriber Questionnaire and deliver it to the address set forth above. Your answers will, at all times, be kept confidential except as necessary to establish that the offering and sale of the Units will not result in a violation of the registration provisions of the Securities Act or a violation of the securities laws of any state.
     1) To establish the basis of the Subscriber’s status as an accredited investor, please answer the questions set forth below.
     2) Is the Subscriber an individual with a net worth (or net worth with his or her spouse) in excess of $1 million:
Yes ☐ No ☐
a)	Is the Subscriber an individual with net income (without including any net income of the Subscriber’s spouse) in excess of $200,000, or joint income with the Subscriber’s spouse, in excess of $300,000, in each of the two most recent years, and does the Subscriber reasonably expect to reach the same income level in the current year?
Yes ☐ No ☐
Exhibit J
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

b)	Is the Subscriber an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (hereinafter “ERISA”) whose decision to invest in the Operating Partnership is being made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment adviser or, alternatively, does the employee benefit plan have total assets in excess of $5,000,000 or is the employee benefit plan “self-directed” with investment decisions made solely by person(s) who answered “Yes” to item 1(a) or 1(b) above?
Yes ☐ No ☐
c)	Is the Subscriber a retirement plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees with total assets in excess of $5,000,000?
Yes ☐ No ☐
d)	Is the Subscriber a trust (including an individual retirement arrangement formed as a trust or a tax-qualified pension and profit sharing plan (e.g., a Keogh Plan) formed as a trust but not subject to ERISA) with total assets in excess of $5,000,000 that was not formed for the specific purpose of acquiring the Units and whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment?
Yes ☐ No ☐
e)	Is the Subscriber a corporation, partnership, Massachusetts or similar business trust or an organization described in Section 501(c)(3) of the Internal Revenue Code that was not formed for the specific purpose of acquiring the Units and whose total assets exceed $5,000,000?
Yes ☐ No ☐
f)	Is the Subscriber one of the following entities:
(i)	A “bank” as defined in Section 3(a)(2) of the Securities Act or any “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity;

(ii)	A “broker/dealer” registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;
Exhibit J
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

2

(iii)	An “insurance company,” as defined in Section 2(13) of the Securities Act;

(iv)	An “investment company” registered under the Investment Company Act of 1940 or a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940;

(v)	A “Small Business Investment Company” licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

(vi)	A “Private Business Development Company” as defined in Section 202(a)(2) of the Investment Advisers Act of 1940?
Yes ☐ No ☐
If yes, then which entity (i.e., (g)(i) through (vi) above)?

g)	Is the Subscriber an entity (other than a trust, but including a grantor trust) in which all of the equity owners can answer “Yes” to any one question set forth in Sections 1(a) through 1(g) immediately above?
Yes ☐ No ☐
     3) Is the Subscriber acquiring the Units of the Operating Partnership as a principal for the purposes of investment and not with a view to resale or distribution?
Yes ☐ No ☐
     4) By signing this Questionnaire, the Subscriber hereby confirms the following statements:
a)	The Subscriber is aware that the offering of the Units will involve securities for which no market exists, thereby possibly requiring an investment to be held for an indefinite period of time.

b)	The Subscriber shall immediately provide the Operating Partnership with corrected information in the event any information given herein was untrue.

c)	The Subscriber acknowledges that any delivery of information relating to the Operating Partnership prior to the determination by the Operating Partnership of the suitability of the Subscriber as a Unitholder shall not constitute an offer of Units until such determination of suitability shall be made.
Exhibit J
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

3

d)	The Subscriber acknowledges that the Operating Partnership will rely on the Subscriber’s representations contained herein as a basis for exemption from registration.

e)	The Subscriber, either alone or with his or her purchase representative, has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of the prospective investment in the Units.

f)	The answers of the Subscriber to the foregoing questions are true and complete to the best of the information and belief of the undersigned, and the Operating Partnership shall be notified promptly (and, in particular, upon the acquisition of additional Units by the Subscriber) of any changes in the foregoing answers.

Signature of Subscriber (or duly authorized agent)

Title

Print Name Signed Above

Date
Exhibit J
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

4

EXHIBIT K
POWER OF ATTORNEY AND
LIMITED PARTNER SIGNATURE PAGE
     The undersigned, desiring to become one of the Limited Partners of Ashford Hospitality Limited Partnership (the “Partnership”), hereby becomes a party to the Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, as amended (the “Partnership Agreement”). The undersigned agrees to be bound by all the terms and conditions of the Partnership Agreement and hereby grants to the general partner of the Partnership the “Power of Attorney,” as provided and upon the terms as set forth in Article XII of the Partnership Agreement, and further agrees that this signature page may be attached to any counterpart of the Partnership Agreement.

By:

Exhibit K
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

EXHIBIT L
LETTER OF INVESTOR REPRESENTATIONS
[Date]
Ashford Hospitality Limited Partnership
14185 Dallas Parkway
Suite 1100
Dallas, Texas 75254

Attn:	David A. Brooks and Christopher A. Peckham

Re:	Ashford Hospitality Limited Partnership (the “Partnership”) Common Partnership Units (the “Units”)
Ladies and Gentlemen:
     Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement of Purchase and Sale between the Partnership and ___, dated ___, 20___, as amended by that certain First Amendment Agreement of Purchase and Sale (the “Purchase Agreement”).
     The undersigned (“Investor”) represents, warrants and covenants as follows:
     (a) Investor is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act. Investor understands the risks of, and other considerations relating to, the purchase of the Units. Investor, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in the Units, (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type, (ii) is capable of evaluating the merits and risks of an investment in the Partnership and of making an informed investment decision, (iii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and (iv) is capable of bearing the economic risk of such investment.
     (b) The Units to be issued to Investor will be acquired by Investor for its own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.
     (c) Investor acknowledges that (i) the Units to be issued to Investor have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws, (ii) the Partnership’s reliance on such exemptions is predicated in part on the accuracy and completeness
Exhibit L
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

of the representations and warranties of Investor contained herein, (iii) such Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws (unless an exemption from registration is available), (iv) there is no public market for such Units, and (v) the Partnership has no obligation or intention to register such Units for resale under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. Investor hereby acknowledges that because of the restrictions on transfer or assignment of such Units to be issued hereunder (such restrictions on transfer or assignment being set forth in the Partnership Agreement), Investor may have to bear the economic risk of the investment commitment with respect to any Units purchased hereby for an indefinite period of time, although Units may be redeemed at the request of the holder thereof for cash or (at the option of the general partner of the Partnership) for Common Stock of Company pursuant to the terms of the Partnership Agreement (which redemption rights may be limited or modified pursuant to the terms of the Partnership Agreement). Investor and Company will execute and deliver a Registration Rights Agreement in the form attached as Exhibit I to the Purchase Agreement.
     (d) The address set forth for Investor below is the address of Investor’s principal place of business or residence, as applicable, and Investor has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which principal place of business or residence, as applicable, is sited.”

Very truly yours,

[Investor]

Name:

Address:

Exhibit L
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

2

EXHIBIT M
LOCK-UP AGREEMENT
[Date]
Ashford Hospitality Limited Partnership
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254

Attn:	David A. Brooks and Christopher A. Peckham
Ladies and Gentlemen:
     In consideration of the Agreement of Purchase and Sale between Ashford Hospitality Limited Partnership (the “Partnership”), and ___(“Contributor”), dated ___, as amended (the “Agreement”), pursuant to which the Partnership agreed to acquire certain assets of Contributor for consideration which includes certain units of limited partnership interest (the “Units”) in the Partnership, the undersigned hereby agrees that the undersigned will not assign, pledge, sell or otherwise transfer in whole or in part, or subject to any claim, lien, pledge, voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, rights of assignment, purchase rights or rights of any nature whatsoever of any third party (excluding that certain Pledge and Security Agreement executed by Contributor in favor of the Partnership and except as expressly provided in Section 4.6(c) of the Agreement), 1/3 of the Units until the date that is one (1) year from the date of the issuance of the Units, 1/3 of the Units until the date that is 18 months from the date of issuance of the Units and the remaining 1/3 of the Units until the date that is two (2) years from the date of issuance of the Units. Any such transaction prior to the dates set forth in the preceding sentence shall be null and void and shall not be binding on or recognized by the Partnership.

Very truly yours,
,

a

By: ,

its General Partner

By:

Name:

Title:

Exhibit M
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

EXHIBIT N
PLEDGE AND SECURITY AGREEMENT
     THIS PLEDGE AND SECURITY AGREEMENT [PARTNERSHIP INTEREST UNITS] (this “Agreement”) dated effective as of ______, 20___, is made by [______], a [______] (the “Pledgor”), in favor of ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (“Ashford”).
RECITALS
     A. The Pledgor and Ashford have entered into an Agreement of Purchase and Sale, dated as of ______, 20___(as amended or otherwise modified from time to time, the “Purchase Agreement”), wherein the Pledgor has agreed to sell, among other things, that certain hotel property as described therein and identified on Exhibit A attached hereto and fully incorporated herein by reference for all purposes, in consideration for, among other things, Ashford’s issuance to the Pledgor of the units of limited partnership interest in Ashford as described on Exhibit A attached hereto (the “Ashford Units”).
     B. Pursuant to the terms of the Purchase Agreement, including Section 5.1(h), Section 6.7 and Article IX, and the Closing Documents, the Pledgor has agreed, among other things, to indemnify and hold Ashford harmless from certain claims, costs and liabilities as provided therein (the “Indemnity Obligations”).
     C. In order to secure the Indemnity Obligations, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to pledge and grant a security interest in ______ of the Ashford Units (collectively, the “Pledged Units”) as security for the Indemnity Obligations upon the terms and conditions and for the time period as set forth below.
AGREEMENT
     NOW, THEREFORE, in consideration of TEN DOLLARS ($10.00) paid by Ashford to the Pledgor, the mutual agreements, covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and Ashford agree as follows:
SECTION 1. Defined Terms: Interpretation.
     1.01 Defined Terms.
          (a) The capitalized terms used herein which are not defined herein, shall have the meaning as set forth in the Purchase Agreement.
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

          (b) Unless otherwise defined herein or in the Purchase Agreement, terms defined in Articles 8 and 9 of the UCC are used herein as therein defined.
          (c) As used in this Agreement, the following terms shall have the following meanings:
          “Agreement” has the meaning specified in the Introduction hereof.
          “Ashford” has the meaning specified in the Introduction hereof.
          “Ashford Units” has the meaning specified in the Recitals.
          “Collateral” has the meaning specified in Section 3.
          “Event of Default” means the failure to timely satisfy a claim arising under or pursuant to the Indemnity Obligations, which failure continues for 30 days after written notice thereof to Pledgor.
          “Indemnity Obligations” shall have the meaning specified in the Recitals.
          “Lien” shall mean any mortgage, lien, pledge, charge, security interest or other encumbrance.
          “Partnership” shall mean Ashford.
          “Pledged Units” has the meaning specified in the Recitals.
          “Pledgor” has the meaning specified in the Introduction hereof.
          “Proceeds” has the meaning specified in Section 9.102 of the UCC.
          “Purchase Agreement” has the meaning specified in the Recitals.
          “Termination Date” has the meaning specified in Section 6.08.
          “UCC” means the Uniform Commercial Code in effect from time to time in the State of ___; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted hereby in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of ___, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.
     1.02 Interpretation.
          (a) In this Agreement, unless a clear contrary intention appears:
          (i) the singular number includes the plural number and vice versa;
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

2

     (ii) reference to any gender includes each other gender;
     (iii) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;
     (iv) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this Agreement;
     (v) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof;
     (vi) unless the context indicates otherwise, reference to any Section, Schedule or Exhibit means such Section hereof or such Schedule or Exhibit hereto;
     (vii) the word “including” (and with correlative meaning “include”) means including, without limiting the generality of any description preceding such term;
     (viii) with respect to the determination of any period of time, the word “from” means “from and including” and the word “to” means “to but excluding”; and
     (ix) reference to any law, ordinance, statute, code, rule, regulation, interpretation or judgment means such law, ordinance, statute, code, rule, regulation, interpretation or judgment as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.
          (b) The Section headings herein are for convenience only and shall not affect the construction hereof.
          (c) No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.
SECTION 2. Representations and Warranties of the Pledgor.
     The Pledgor represents and warrants as follows:
          (a) The Pledgor is the sole beneficial owner of the Collateral. No Lien exists or will exist upon the Pledged Units at any time (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of Ashford created or provided for herein, which pledge and security interest constitutes a first priority pledge and security interest in and to all of the Pledged Units.
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

3

          (b) The Pledged Units are duly authorized, validly existing, fully paid and non-assessable and are not nor will be subject to any contractual restriction, or any restriction pursuant to the partnership agreement of the Partnership, upon the transfer of the Pledged Units (except for any such restriction contained herein or in the Purchase Agreement).
          (c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required either (i) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by Ashford of the voting or other rights provided for in this Agreement or the remedies in respect of such Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).
          (d) This Agreement creates a valid and first priority security interest in the Collateral, securing the payment of the Indemnity Obligations.
          (e) Upon the filing of a financing statement in the office of the Secretary of State of the State of ___, Ashford will have a perfected first priority security interest in the Pledged Units.
SECTION 3. Pledge of the Collateral.
          (a) In order to secure the full and punctual payment, when due, of the Indemnity Obligations in accordance with the terms thereof, the Pledgor hereby hypothecates, transfers and grants to Ashford a continuing security interest in and to all right, title and interest of the Pledgor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the “Collateral”):
     (i) the Pledged Units;
     (ii) all securities, moneys or other property representing a distribution in respect of any of the Pledged Units, or representing a return of capital upon or in respect of the Pledged Units, or resulting from a split-up, revision, reclassification or other like change of the Pledged Units or otherwise received in exchange therefor, and any subscriptions, warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Units; and
     (iii) all Proceeds of and to any of the property of the Pledgor described in the preceding clauses of this Section 3 (including all causes of action, claims and warranties now or hereafter held by the Pledgor in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such Proceeds, all books, correspondence, credit files, records, invoices and other papers.
          Ashford shall have the right, at any time after an Event of Default in its sole discretion and without notice to the Pledgor, to transfer to or to register in the name of Ashford or any of its nominees any or all of the Collateral, subject only to the rights of the Pledgor specified in Section 4.03 hereof.
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

4

          (b) The inclusion of Proceeds in this Agreement does not authorize the Pledgor to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby or by the Purchase Agreement.
SECTION 4. Delivery; Further Assurances; Remedies.
     4.01 Delivery and Other Perfection. Until the Termination Date: the Pledgor shall
          (a) if any of the securities, instruments, moneys or property required to be pledged by the Pledgor under Section 3(a) are received by the Pledgor, forthwith either (x) transfer and deliver to Ashford such securities or instruments so received by the Pledgor duly endorsed in blank or accompanied by undated powers duly executed in blank), all of which thereafter shall be held by Ashford pursuant to the terms of this Agreement as part of the Collateral or (y) take such other action as Ashford shall deem necessary or appropriate to duly record the Lien created hereunder in such securities, instruments, moneys or other property in Section 3(a), clauses (i), (ii) and (iii); and
          (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be reasonably requested by Ashford in order to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Ashford to exercise and enforce its rights hereunder with respect to such pledge and security interest, including causing any or all of the Collateral to be transferred of record into the name of Ashford or its nominee (and Ashford agrees that if any Collateral is transferred into its name or the name of its nominee, Ashford will thereafter promptly give to the Pledgor copies of any notices and communications received by it with respect to the Collateral). The Pledgor hereby authorizes Ashford to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
     4.02 Other Financing Statements and Liens. Until the Termination Date,
          (a) without the prior written consent of Ashford, the Pledgor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which Ashford is not named as the sole secured party.
          (b) Pledgor agrees that, from time to time upon the written request of Ashford, the Pledgor will execute and deliver such further documents and do such other acts and things as Ashford may reasonably request in order fully to effect the purposes of this Agreement.
     4.03 Rights of the Pledgor.
          (a) Unless an Event of Default shall have occurred and be continuing and Ashford has notified the Pledgor to the contrary, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral for all purposes
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

5

not inconsistent with the terms of this Agreement, the Purchase Agreement, or any other instrument or agreement referred to herein or therein, provided that the Pledgor agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of this Agreement, the Purchase Agreement, or any such other instrument or agreement; and Ashford shall execute and deliver to the Pledgor or cause to be executed and delivered to the Pledgor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the rights and powers that it is entitled to exercise pursuant to this Section 4.03(a).
          (b) The Pledgor shall be entitled to receive and retain any and all distributions paid in respect of the Collateral, provided, however, that any and all (i) distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral, (ii) distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for any Collateral, shall be, and shall be forthwith delivered to Ashford to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Ashford, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to Ashford as Collateral in the same form as so received (with any necessary endorsement).
          (c) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Ashford exercises any available right to declare any Indemnity Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Purchase Agreement, or any other agreement relating to such Indemnity Obligations, and Ashford so requires by notice to the Pledgor, all distributions received by the Pledgor on the Collateral shall be paid directly by the Pledgor to Ashford and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if Ashford shall so request in writing, the Pledgor agrees to execute and deliver to Ashford appropriate additional distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such distribution theretofore paid to Ashford shall, upon request of the Pledgor (except to the extent theretofore applied to the Indemnity Obligations), be returned by Ashford to the Pledgor.
     4.04 Events of Default, Etc.
          (a) During the period during which an Event of Default shall have occurred and be continuing:
     (i) Ashford shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (to the extent permitted by law whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction including if Ashford has notified the Pledgor that it intends to exercise such right, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

6

     as if Ashford were the sole and absolute owner thereof (and the Pledgor agrees to take all such action as may be appropriate to give effect to such right);
     (ii) Upon and during the continuance of an Event of Default, Ashford in its discretion may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and
     (iii) Ashford may, upon not less than ten (10) Business Days’ prior authenticated written notice to the Pledgor of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of Ashford or any of their respective agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Ashford deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, and Ashford or any lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgor, any such demand, notice and right or equity being hereby expressly waived and released. The Pledgor agrees that such ten (10) Business Days’ notice constitutes “reasonable notification” within the meaning of Section 9.612 of the UCC. Ashford may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.
          (b) The proceeds of each collection, sale or other disposition under this Section 4.04 shall be applied in accordance with Section 4.07 hereof.
          (c) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Ashford may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices lower than at a public sale without such restrictions, and notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Ashford shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Partnership thereof to register it for public sale.
     4.05 Removals, Etc. Without at least 30 days’ prior written notice to Ashford, the Pledgor shall not (a) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place other than at the address indicated for the Pledgor in the Purchase Agreement, or (b) change its name, or the name under which it does business, from the name shown on the signature pages hereto.
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

7

     4.06 Private Sale. Ashford shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.04 hereof conducted in a commercially reasonable manner and in compliance with all applicable securities laws. The Pledgor hereby waives any claims against Ashford arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Indemnity Obligations.
     4.07 Application of Proceeds. Except as otherwise herein expressly provided or as otherwise required by law, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Ashford under this Section 4, shall be applied by Ashford in accordance with the Purchase Agreement. Ashford may make distributions hereunder in cash or in kind or on a ratable basis or in any combination thereof.
     4.08 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Ashford, upon the occurrence and during the continuance of any Event of Default, Ashford is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that Ashford may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Ashford shall be entitled under this Section 4 to make collections in respect of the Collateral, to the extent permitted by law, Ashford shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any distribution or other payment in respect of the Collateral or any part thereof and to give full discharge for the same.
SECTION 5. Ashford.
     5.01 Limitation on Duty of Ashford in Respect of Collateral. The powers conferred on Ashford hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Ashford shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Ashford shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Ashford accords its own property, it being understood that Ashford shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, tenders or other matters relative to any Collateral, whether or not Ashford has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.
     5.02 Appointment of Agents and Attorneys-in-Fact. Ashford may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct (except for gross negligence, willful misconduct or unlawful conduct) of any such
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

8

agents or attorneys-in-fact selected by it in good faith. Without limiting the foregoing, at any time or times, in order to comply with any legal requirement in any jurisdiction, Ashford may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with Ashford with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment.
SECTION 6. Miscellaneous.
     6.01 No Waiver. No failure on the part of Ashford to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Ashford of any right, power or remedy hereunder operate as a waiver thereof; nor shall any single or partial exercise by Ashford of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
     6.02 Notices. All notices, requests, consents and demands hereunder shall be in writing, authenticated if necessary, and telecopied or delivered to the intended recipient pursuant to Section 10.9 of the Purchase Agreement and shall be deemed to have been given at the times specified in that Section 10.9.
     6.03 Expenses. Without duplication of the obligations of Pledgor set forth in the Purchase Agreement, the Pledgor agrees to reimburse Ashford for all reasonable costs and expenses of Ashford (including the reasonable fees and expenses of legal counsel) in connection with (a) any Event of Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (i) performance by Ashford of any obligations of the Pledgor in respect of the Collateral that the Pledgor has failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of Ashford in respect thereof, by litigation or otherwise, (iii) judicial or regulatory proceedings and (iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (b) the enforcement of this Section 6.03, and all such costs and expenses shall be Indemnity Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.
     6.04 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Pledgor and Ashford. Any such amendment or waiver shall be binding upon Ashford, each holder of any of the Indemnity Obligations and the Pledgor.
     6.05 Certain Documents. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to Ashford, the determination of such satisfaction shall be made by Ashford in its sole and exclusive judgment.
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

9

     6.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Pledgor, Ashford, and each holder of any of the Indemnity Obligations, provided, however, that the Pledgor shall not assign or transfer its rights hereunder without the prior written consent of Ashford. In the event of a permitted assignment of all or any of the Indemnity Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Pledgor and its successors and assigns.
     6.07 Marshaling of Assets. All rights to marshaling of assets of the Pledgor, including any such right with respect to the Collateral, are hereby waived by the Pledgor.
     6.08 Termination. This Agreement shall terminate upon the earlier to occur of:
          (a) Payment in full, satisfaction and/or release of the Indemnity Obligations, or
          (b) One (1) year from the date hereof (the “Termination Date”).
     Upon termination as provided herein, Ashford shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or upon the order of the Pledgor and shall cause all previously filed financing statements to be terminated of record.
     6.09 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Ashford in order to carry out the intentions of the parties hereto as nearly as may be possible, and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
     6.10 Waivers. The Pledgor hereby expressly waives, to the extent permitted by applicable law (a) notice of the acceptance by Ashford of this Agreement, (b) notice of the existence or creation or non-payment of all or any of the Indemnity Obligations, (c) presentment, demand, notice of dishonor, protest, intent to accelerate, acceleration and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Indemnity Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.
     6.11 Rescission. The Pledgor agrees that, if at any time all or any part of any payment theretofore applied by Ashford to any of the Indemnity Obligations is or must be rescinded or returned by Ashford for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Pledgor or any of its Affiliates), such Indemnity Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Ashford, and the security interests granted hereunder shall continue to be effective or be reinstated, as the case may be, as to such Indemnity Obligations, all as though such application by Ashford had not been made.
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

10

     6.12 Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and which may not be effectively waived by the Pledgor and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.
     6.13 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.
     6.14 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Texas except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interests or remedies provided hereunder in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Texas.
[Signature Page to Follow]
Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

11

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

PLEDGOR:
,

a

By:

Name:

Title:

AGREED TO AND ACCEPTED
BY ASHFORD THIS ___DAY
OF ___, 20___:
ASHFORD HOSPITALITY
LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Ashford OP General Partner LLC, a Delaware limited liability company, as its general partner

By:
David A. Brooks
Vice President

Exhibit N
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

12

EXHIBIT O
TAX REPORTING AND PROTECTION AGREEMENT

Exhibit O
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

SCHEDULE 1

INTENTIONALLY OMITTED
Schedule 1
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

SCHEDULE 2

OPERATING AGREEMENTS AND LEASED PROPERTY AGREEMENTS AND
OFF-SITE FACILITY AGREEMENTS
1. Agreement dated May 14, 1981, by and between Eads Associates and Commonwealth of Virginia pertaining to the pedestrian underpass at the Hotel.
2. Starbucks License
3. Parking Service Management Agreement dated June 20, 2005, as amended, by and between Town Park, Ld., and Eads Partnership Limited pertaining to valet parking and parking services management.
Schedule 2
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

SCHEDULE 3

EMPLOYMENT AGREEMENTS
None
Schedule 3
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

SCHEDULE 4
OCCUPANCY AGREEMENTS
None
Schedule 4
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

1

SCHEDULE 5
ADDITIONAL DEFINED TERMS
(a)	“Adjusted EBITDA” means, with respect to any fiscal period with respect to which EBITDA is being determined, EBITDA for such period less the FF&E Reserve Amount.

(b)	“Capitalized Lease Obligation” means the obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

(c)	“Consolidated” (or “consolidated”) means, when used with reference to financial statements or financial statement items of a Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

(d)	“Consolidated Subsidiaries” means, as to any Person, Subsidiaries of such Person with respect to which such Person’s financial statements are prepared on a Consolidated basis. As used in the Senior Credit Facility, any reference to financial statement items of Consolidated Subsidiaries of Ashford Hospitality Trust, Inc. shall mean such items as determined on a Consolidated basis with Ashford Hospitality Trust, Inc. Without limiting the foregoing, the Partnership shall be deemed to be a Consolidated Subsidiary of Ashford Hospitality Trust, Inc.

(e)	“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

(f)	“EBIDTA” means, with respect to any fiscal period as applicable to the Ashford Hospitality Trust, Inc. and its Consolidated Subsidiaries, Net Income, excluding gains (or losses) from debt restructuring and sales of property and other extraordinary items, plus to the extent deducted in the determination of Net Income for such fiscal period (i) interest expense, (ii) federal, state and local income taxes, (iii) depreciation, (iv) amortization, and (v) non-cash deferred compensation paid to officers and employees of Ashford Hospitality Trust, Inc. or its Consolidated Subsidiaries during such fiscal period, and (vi) other non-cash expenses and after adjustments for unconsolidated partnerships, joint ventures or other entities. (Adjustments for such unconsolidated entities will be calculated to reflect Net Income on a basis acceptable to the administrative agent). Note: Ashford Hospitality Trust, Inc. does not have any unconsolidated entities as of the Effective Date.

(g)	“FF&E Reserve Amount” means, as applied to any Hotel with respect to any fiscal period of the Partnership, an amount equal to four percent (4%) of the aggregate gross revenue derived from such Hotel.
Schedule 4
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

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(h)	“Fixed Charge Coverage Ratio” means, for any fiscal period of Ashford Hospitality Trust, Inc., the ratio of (a) Adjusted EBITDA for such fiscal period to (b) the sum of (i) Interest Expense for such fiscal period, (ii) Principal Expense for such fiscal period and (iii) the aggregate amount of all dividend payments that become due and payable by Ashford Hospitality Trust, Inc. and its Consolidated Subsidiaries during such fiscal period to the holders of preferred shares (excluding Security Capital convertible preferred dividends).

(i)	“GAAP” means generally accepted accounting principles in the United States of America which are recognized as such by the American Institute of Certified Public Accountants or by the financial Accounting Standards Board or through appropriate boards or committees thereof after the Effective Date, and which are consistently applied for all periods, so as to properly reflect the financial position of a Person.

(j)	“Hotel” means a hotel, including any retail, convention, parking and restaurant space contained therein or operated by the owner of such hotel in connection therewith and any office space in the same real estate parcel as the hotel (specifically including land, building, improvements, FF&E, and all related personal property used in connection with such hotel operations) owned or leased by the Partnership or any of its wholly-owned Subsidiaries.

(k)	“Indebtedness” of any Person means, without duplication, (i) all obligations of such Person for borrower money or with respect to deposits or advances of any kind; (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid, (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business which are not more than sixty (60) days past due), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (vii) all guarantees by such Person of Indebtedness of others, (viii) all Capital Lease Obligations of such Person and obligations in respect of synthetic leases, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (x) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, and (xi) all obligations of such Person in respect of any Swap Agreements; provided, that the amount of Indebtedness under a Swap Agreement shall be determined based upon the Swap Termination Value of such Swap Agreement.

(l)	“Interest Expense” means, with respect to any fiscal period as applicable to Ashford Hospitality Trust, Inc. or its Consolidated Subsidiaries, the interest expense of Ashford Hospitality Trust, Inc. or its Consolidated Subsidiaries for such fiscal period determined on a Consolidated basis in accordance with GAAP, and shall in any event include (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (iii) the portion
Schedule 4
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

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of any Capitalized Lease Obligation allocated to interest expense, (iv) payments of interest expense in kind and (v) any sums payable by Ashford Hospitality Trust, Inc. or its Consolidated Subsidiaries on account of any “net payments” made to a counterparty under any Rate Agreement, but shall in any event exclude non-recurring interest expenses which may be defined as interest expense under GAAP, including prepayment fees and premiums, exit fees, defeasance costs and charges and sums similar in nature.

(m)	“Lien” means with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

(n)	“Net Income” means with respect to any Person and any period, the net income (or loss) for the period at issue, of such Person for the period at issue, as determined on a consolidated basis in accordance with GAAP.

(o)	“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority (i.e., the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to the government) or other entity.

(p)	“Principal Expense” means, with respect to any fiscal period as applicable to Ashford Hospitality Trust, Inc. and its Consolidated Subsidiaries, the aggregate amount of all regularly scheduled principal payments that become due and payable by Ashford Hospitality Trust, Inc. and its Consolidated Subsidiaries during such fiscal period, determined on a Consolidated basis in accordance with GAAP, and including in any event the portion of any Capitalized Lease Obligation allocable to principal and payments of principal in kind, provided, that, in clarification of the foregoing, no non-regularly scheduled payments, such as balloon payments, shall constitute a “Principal Expense”.

(q)	“Rate Agreement” means an interest rate swap (including any Swap Agreement), cap or other interest rate protection product.

(r)	“Senior Credit Facility” means that certain Credit Agreement dated as of February 5, 2004 among the Partnership, Calyon New York Branch (“Calyon”), Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc. (“Merrill Lynch”) and Wachovia Bank, National Association as the lenders, the guarantors from time to time party thereto, Merrill Lynch, as syndication agent, and Calyon, as administrative agent, as heretofore and/or hereafter amended from time to time, and any facility that at any time hereafter replaces or refinances same.

(s)	“Subsidiaries” (or “subsidiary”) means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity
Schedule 4
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

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the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (i) of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

(t)	“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Ashford Hospitality Trust, Inc. or any of its Subsidiaries shall be a Swap Agreement.

(u)	“Swap Termination Value” means, with respect to any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (i) for any date on or after the date such Swap Agreements have been closed out and termination values determined in accordance therewith, such termination values, and (ii) for any date prior to the date referenced in clause (i), the amounts determined as the mark-to-market values for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by an recognized dealer in such Swap Agreements (which may include a lender or any affiliate of a lender).
Schedule 4
Ashford Hospitality Limited Partnership/Marriott Crystal City Gateway
Agreement of Purchase and Sale

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